EMMIS OPERATING COMPANY

                               PROFIT SHARING PLAN


     EMMIS  OPERATING  COMPANY,   an  Indiana   corporation,   has  adopted  and
established a profit sharing plan for its eligible Employees in accordance with the following terms and conditions:




ARTICLE I

                                                             Introduction


     Section 1.01. Name. The name of the Plan shall be the "Emmis Operating Company Profit Sharing Plan."

     Section 1.02. Effective Date. The terms and conditions of the Plan as herein set forth shall be effective on and after March 1, 1997.

     Section 1.03. Purpose. The purpose of the Plan is to provide retirement, disability, death and separation benefits for the Participants and their Beneficiaries. To provide such benefits, the Employers propose to make contributions as herein provided. Such contributions and any income derived therefrom shall be for the exclusive benefit of the Participants and their Beneficiaries and shall not be used for, or diverted to, any other purpose.

Emmis Operating Company - Profit Sharing Plan




                                   ARTICLE II

                                   Definitions

     For purposes of this Plan and any amendments hereto, the following terms when capitalized shall have the following meanings, unless a different meaning is plainly required by the context:

     Section  2.01.  "Account"  shall  mean  an  Investment  Account  or a Stock
Account.

     Section 2.02. "Affiliate"Error! Bookmark not defined. shall mean with respect to an Employer (i) a member of a controlled group of corporations [as defined in Section 414(b) of the Internal Revenue Code as modified by Section 415(h) of such Code] of which an Employer is a member, or (ii) a trade or business (whether or not incorporated) which is under common control with an Employer [as determined in accordance with Section 414(c) of the Internal Revenue Code as modified by Section 415(h) of such Code], or (iii) an organization (whether or not incorporated) which is a member of an affiliated service group [as defined in Section 414(m) of the Internal Revenue Code, but excluding organizations whose employees, by reason of exceptions provided in any final regulations promulgated by the Secretary of the Treasury or his or her delegate under Section 414(m)(1) of such Code, are not aggregated with those of the group for purposes of the employee benefit requirements listed in Section
414(m)(4) of such Code] of which an Employer is a member, or (iv) any other entity which is required to be aggregated with an Employer pursuant to any regulations promulgated by the Secretary of the Treasury or his or her delegate under Section 414(o) of the Internal Revenue Code.

     Section 2.03. "Aggregate Account" shall mean, with reference to a Participant, the sum of all of such Participant's Accounts under the Plan.

     Section 2.04. "Aggregate Account Balance" shall mean, with reference to a Participant and an Ending Date, the aggregate net balance of such Participant's Accounts under the Plan as of such Ending Date, prior to making the adjustments required to be made as of such Ending Date pursuant to Clause 10.05(g) of
Section 10.05 below and Clause 10.08(h) of Section 10.08 below, but after making all other adjustments required to be made as of such Ending Date pursuant to Sections 10.05 and 10.08 below.

     Section 2.05. "Allocated Company Stock" shall mean shares of Company Stock which have been allocated to a Participant's Stock Account and which continue to be held in such Account.

     Section 2.06. "Allocation Account" shall mean a bookkeeping account established and maintained by the Committee pursuant to Section 10.02 below.

     Section  2.07.  "Anniversary  Date"  shall  mean the first day of each Plan
Year.

     Section 2.08. "Annual Additions." [See Section 8.03 below.]

     Section 2.09. "Authorized Leave of Absence" shall include and be limited to the following:

     Clause 2.09 (a). In the case of an individual who is absent from a position of employment (other than a temporary position) by reason of service in the uniformed services [as defined in 38 U.S.C. ss.4303(13)], any absence from work after the commencement of such service and prior to the close of the period during which he or she is entitled to reemployment under chapter 43 of title 38 of the United States Code; and

     Clause 2.09 ((b). In the case of any Employee, any absence from work or withdrawal from the active conduct of the trades and businesses with respect to which the Plan is maintained, not in excess of two years, which is intended by the Employee and his or her Employer to be temporary and which, at the request of the Employee, is authorized in writing by such Employer for a definite period of time not in excess of two years pursuant to a personnel practice which, as applied to such absences, does not discriminate in favor of Participants who are shareholders, Partners, officers or Highly Compensated Employees of the Employers.

     Section 2.10. "Basis Account" means a bookkeeping account established and maintained pursuant to Section 10.06 below.

     Section 2.11. "Beneficiary" means the person or persons to whom a deceased Participant's benefits are payable as provided in Section 11.06 below.

     Section 2.12. "Committee" shall mean the person or persons or entity appointed to administer the Plan pursuant to Section 3.01.
below.

     Section 2.13. "Company" shall mean Emmis Operating Company and any successor thereto which shall continue the Plan pursuant to Section 19.01 below.

     Section 2.14. "Company Stock" means common stock of the Company.

     Section 2.15. "Compensation" means, with reference to a Partner of an Employer, the amount of such Partner's Earned Income from such Employer. With reference to any other Employee of an Employer, "Compensation" means the amount of such Employee's taxable pay from such Employer reportable on IRS Form W-2 under section 3401(a) of the Internal Revenue Code, disregarding limitations based on the nature or the location of the employment, increased in respect of Plan Years beginning on or after March 1, 1998, by including therein (i) any Elective Salary Reduction Contributions or other Elective Deferrals excluded therefrom pursuant to section 402(e)(3) or 402(h)(1)(B) of such Code and (ii) any amounts set aside by the Employee from otherwise taxable income under a welfare benefit plan qualified under section 125 of such Code, and further increased, in respect of Plan Years beginning on or after March 1, 1999, by including therein any amounts set aside by the Employee from otherwise taxable income under a transportation fringe qualified under section 132(f) of such Code. An individual who works primarily for an Affiliate, who does no work directly for the Company, and who is identified in the payroll records of or relating to such Affiliate as an employee of such Affiliate, shall be deemed for purposes of the Plan to receive his or her taxable pay from such Affiliate, and not from the Company or any other Affiliate, even if such taxable pay is reported on an IRS Form W-2 issued by the Company, and even if he or she is classified for some or all other purposes as an employee of the Company. The foregoing general definition of "Compensation" is subject to the following exceptions and special limitations:

     Clause 2.15 (a). For purposes of determining all benefits provided under the Plan, "Compensation" as generally defined shall be adjusted as follows:

     (1) "Compensation" for such purposes shall be decreased by excluding therefrom non-cash fringe benefits, payments made for group insurance, hospitalization or similar benefits, amounts paid as an expense or automobile allowance or as reimbursement for expenses incurred.

     (2) "Compensation" for such purposes shall be decreased by excluding therefrom disability pay, severance pay and amounts received under welfare benefit plans.

     (3) "Compensation" for such purposes shall be reduced by excluding therefrom amounts paid to an Employee by an Employer during any period when such Employee was included in a recognized bargaining unit, subject to collective bargaining between his or her exclusive representative and such Employer, unless the collective bargaining agreement expressly provides otherwise.

     (4) "Compensation" for such purposes shall be reduced by excluding therefrom amounts paid to an Employee during, or Earned Income of an Employee attributable to, a period when such Employee was not a Participant or did not satisfy the eligibility requirements of Section 5.01.

     Clause 2.15 (b). For purposes of determining all benefits provided under the Plan for any Plan Year, a Participant's "Compensation" for such Plan Year shall be disregarded to the extent it exceeds the Compensation Cap in effect for such Plan Year. The term "Compensation Cap" means $200,000 as adjusted for increases in the cost-of-living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar applies to any Plan Year beginning in such calendar year.

     Clause 2.15 (c). For purposes of allocating contributions and forfeitures pursuant to Section 7.05, any Compensation of a Participant for a Plan Year at an annual rate exceeding Fifty Thousand Dollars ($50,000) shall be disregarded.

     Section 2.16. "Determination Date." [See Clause 4.02(f) of Section 4.02 below.]

     Section 2.17. "Direct Rollover" means an eligible rollover distribution that is paid for the benefit of the distributee directly from this Plan into another eligible retirement plan, in accordance with Section 401(a)(31) of the Internal Revenue Code. For this purpose, "eligible rollover distribution" has the meaning assigned to it in Sections 402(c)(4) of such Code, and "eligible retirement plan" has the meaning assigned to it in Section 401(c)(8)(B) of such Code.

     Section 2.18. "Early Retirement Date" of a Participant shall mean the Ending Date of the Plan Year in which the latest of the following events occurs:
(i) the Participant attains the age of fifty nine and one half (59 1/2) years; or (ii) the Participant completes his or her tenth (10th) year of service. For purposes of this section, a year of service shall be a Plan Year for which the Participant receives vesting credit pursuant to Section 12.03 below.

     Section 2.19. "Earned Income" shall mean, with reference to a Partner of an unincorporated Employer, the Partner's net earnings from self-employment in all trades and businesses with respect to which the Plan is maintained by such Employer and with respect to which the personal services of such Partner are a material income-producing factor, determined with regard to the deductions allowed to such Partner under Section 404 of the Internal Revenue Code for contributions by such Employer to this Plan or any other plan qualified under
Section 401(a) of such Code, and determined with regard to all other modifications provided under Section 401(c)(2)(A) of such Code. Such Partner's Earned Income for any day of such Employer's taxable year shall be deemed to be an amount equal to the quotient obtained by dividing his or her Earned Income from such Employer for such taxable year by the number of days in such taxable year.

     Section 2.20. "Employee" shall mean any person who properly is classified in the payroll records of or relating to an Employer as a common-law employee of such Employer or who is a Partner of an Employer; provided, however, that "Employee" shall not include common-law employees of an unincorporated Employer who are not employees of one or more of the trades and businesses with respect to which such Employer maintains the Plan; provided further, that "Employee" shall not include a non-resident alien who receives no earned income from sources within the United States. An individual's status as an "Employee" shall be deemed to continue during any period when he or she is on an Authorized Leave of Absence. For purposes of the Plan, the status of an individual who is classified in the applicable payroll records otherwise than as a common-law employee shall not be changed retroactively, even if such classification later is determined to have been incorrect. Solely for purposes of determining the Employment Commencement Date of an Employee pursuant to Section 2.22 and the Hours of Service of an Employee pursuant to Section 2.29, "Employee" shall include persons who, pursuant to an agreement between an Employer and a leasing organization, have performed services for such Employer [or for such Employer and related persons to such Employer within the meaning of section 414(n)(6) of the Internal Revenue Code] under such Employer's primary direction or control on a substantially full-time basis for at least one year, unless (i) such persons, if considered Employees for all purposes, would not constitute more than twenty percent (20%) of the Employers' nonhighly compensated workforce [within the meaning of section 414(n)(5)(C)(ii) of such Code] and (ii) such leasing organization maintains a plan (A) which is a money purchase plan with a nonintegrated employer contribution rate for each participant of at least ten percent (10%) of compensation, (B) which provides for full and immediate vesting, and (C) in which each employee of the leasing organization immediately participates in such plan except for employees who perform substantially all of their services for the leasing organization or whose compensation from the leasing organization during each of the four previous years has been less than $1,000. An individual who works primarily for an Affiliate, who does no work directly for the Company, and who is identified in the payroll records of or relating to such Affiliate as an employee of such Affiliate, shall be treated as an employee of such Affiliate for purposes of the Plan, and not as an employee of the Company or of any other Affiliate, even if he or she is paid by the Company, and even if he or she is classified for some or all other purposes as an employee of the Company.

     Section 2.21. "Employer" shall mean the Company, any entity that adopts the Plan pursuant to Section 16.01, below and any successor to the Company or to any such entity in the event such successor shall continue the Plan with respect to its predecessor pursuant to Section 19.01 below. A sole proprietor who maintains this Plan shall be deemed to be his or her own Employer, and a partnership which maintains this Plan shall be deemed to be the Employer of each of its Partners. Any partnership which adopts this Plan shall be considered as continuing unless and until it terminates within the meaning of Section 708(b) of the Internal Revenue Code. In certain contexts, where required by the Internal Revenue Code or ERISA or regulations promulgated thereunder, "Employer" shall refer not only to an entity maintaining Plan but also to any entities (including other Employers) required to be aggregated with such entity under Section 414(b), (c),
(m) or (o) of the Internal Revenue Code or under Section 210 of ERISA.

     Section 2.22. "Employment Commencement Date" of an Employee shall be the date on which such Employee first performs an Hour of Service; provided, however, that in the case of an Employee who has had a Forfeiture Break in Service and whose service prior to such break is disregarded by reason of
Section 5.04 below, "Employment Commencement Date" shall mean the date following such break on which such Employee first performs an Hour of Service.

     Section 2.23. "Ending Date" shall mean the last day of February of each Plan Year.

     Section 2.24. "Entry Date" shall mean March 1 and September 1 of each Plan Year.

     Section 2.25. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. References to any section of ERISA shall include any successor provision thereto.

     Section 2.26. "5-Percent Owner" means, with respect to a Plan Year, an individual who, at any time during such Plan Year, owns (or is considered as owning within the meaning of Section 318 of the Internal Revenue Code) more than five percent (5%) of an Employer or Affiliate. In the case of a corporate Employer or Affiliate, a 5-Percent Owner is an individual who owns or is considered to own (i) more than five percent (5%) of the value of the outstanding stock of such Employer or Affiliate or (ii) more than five percent (5%) of the total combined voting power of all stock of such Employer or Affiliate. In the case of an unincorporated Employer or Affiliate, a 5-Percent Owner is any individual who owns or is considered as owning more than five percent (5%) of the capital or profits interest in such Employer or Affiliate. The determination of who is a 5-Percent Owner shall be made by the Committee in accordance with Sections 401(a)(9)(C)(ii)(I) and 416(i)(1)(B)(i) of the Internal Revenue Code.

     Section 2.27. "Forfeiture Break in Service" means, with respect to an Employee, an uninterrupted period comprised of five or more computation periods, with respect to each of which computation periods the Employee incurs a One Year Break in Service. In determining the number of computation periods within such uninterrupted period, all computation periods which overlap one or more other computation periods shall be counted as one computation period. For purposes of
Section 2.22 above and Article V below, a computation period shall be a period of twelve (12) consecutive months commencing with the Employee's Employment
Commencement Date or any Anniversary Date subsequent to the Employee's Employment Commencement Date. For all other purposes, the computation period shall be a period of twelve (12) consecutive months commencing with any Anniversary Date.

     Section 2.28. "Governing Body" shall mean (i) in the case of a corporate Employer, the board of directors of such Employer; or (ii) in the case of an unincorporated Employer, the general partners or proprietor of such Employer.

     Section 2.28A. "Highly Compensated Employee" means, for any Plan Year, each Employee (i) who was a 5-Percent Owner at any time during such Plan Year (the "determination year") or the preceding Plan Year (the "look-back year"), or (ii) who received Compensation from the Employers in excess of $80,000 [as adjusted under section 414(q)(1) of the Internal Revenue Code] for the look-back year. A former Employee who performs no service for an Employer or Affiliate during the determination year shall be treated as a Highly Compensated Employee if he or she was a Highly Compensated Employee for the Plan Year in which he or she has or is deemed to have a severance from employment or for any Plan Year ending on or after his or her 55th birthday.

     Section 2.29. "Hour of Service" shall be defined as provided in Clauses 2.29(a) through 2.29(f) of this Section 2.29.

     Clause 2.29 (a). Included Service. "Hour of Service" means and includes all of the following:

          (1) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Employer or an Affiliate during the applicable computation period.

          (2) Each hour for which an Employee is paid, or entitled to payment, by an Employer or an Affiliate on account of a period of time during which no duties are performed due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; provided, however, that no more than five hundred one (501) Hours of Service shall be credited under this sub-clause to an Employee on account of any single continuous period during which the Employee performs no duties.

          (3) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or Affiliate. No hours shall be credited under this sub-clause if the same hours have been credited under sub-clause (1) or (2) above.

          (4) Each hour [credited on the basis of forty (40) hours per week or eight (8) hours per working day] during which an Employee is on an Authorized Leave of Absence and for which he or she is not paid or entitled to be paid.

          (5) Each hour (other than an hour for which the Employee is paid or entitled to be paid) during which an Employee is engaged on behalf of an unincorporated Employer in the active conduct of a trade or business with respect to which such Employer then or later maintains the Plan and with respect to which the services of such Employee are a material income-producing factor.

     Clause 2.29 (b). Determination. In the case of a payment which is made or due on account of a period during which an Employee performs no duties, and which results in the crediting of Hours of Service under sub-clause (2) of Clause 2.29(a) above, or in the case of an award or agreement for back pay, to the extent that such award or agreement is made with respect to a period described in sub-clause (2) of Clause 2.29(a) above, the number of Hours of Service to be credited shall be determined in accordance with paragraph (b) of the rules published in 41 Fed. Reg. 56474-77 (1976) [codified as 29 C.F.R. ss.2530.200b-2(b) (1984)], which rules are incorporated herein by reference. The computation period to which any Hour of Service shall be credited shall be determined in accordance with paragraph (c) of the rules published in 41 Fed. Reg. 56474-77 (1976) [codified as 29 C.F.R.ss.2530.200b-2(c) (1984)], which rules are also incorporated herein by reference.

     Clause 2.29 (c). Method of Counting. In the case of an Employee whose Compensation is determined on the basis of certain amounts for each hour worked or whose hours are required to be counted and recorded by federal law, Hours of Service shall be determined from records of hours worked and hours for which payment is made or due. In the case of any other Employee, Hours of Service shall be determined on the basis of bi-weekly payroll periods, with ninety (90) Hours of Service being credited for each bi-weekly payroll period for which the Employee would be required (under the general rule) to be credited with at least one Hour of Service. Notwithstanding the special rule set forth in the preceding sentence, (i) in the case of a payment described in paragraph (b)(2) of the rules published in 41 Fed. Reg. 56474-77 (1976) [codified as 29 C.F.R. ss.2530.200b-2(b)(2) (1984)] (relating to payments which result in the crediting of Hours of Service for periods during which no duties are performed due to vacation, illness, etc., but which are not calculated on the basis of units of time), the number of Hours of Service to be credited shall be determined in the same manner as under the general rule; (ii) in the case of a payment to such an Employee that is calculated on the basis of a unit of time longer than a bi-weekly payroll period, the Employee shall be credited with the number of bi-weekly payroll periods which, in the course of his or her regular work schedule, would be included in the unit of time on the basis of which the payment is calculated; and (iii) all Hours of Service to be credited with respect to a bi-weekly payroll period that extends into two (2) computation periods shall be credited to the second computation period.

     Clause 2.29 (d). Service With Other Entities. An Employee shall be credited with Hours of Service without regard to whether he or she qualified as an Employee during the period with respect to which they are credited. When an entity becomes an Employer, Hours of Service shall be credited in respect of prior service with such entity, just as though such entity had always been an Employer. However, when an entity ceases to be either an Employer or an Affiliate, Hours of Service shall not be credited with respect to any subsequent period of service with such entity. Periods of service with the predecessor of an Employer generally shall be treated as periods of service with such Employer. [Although service with an entity prior to its becoming an Affiliate is counted, it is noted that vesting credit for such prior service is limited or denied as provided in Sections 12.04 and 20.08 below.]

     Clause 2.29 (e). Reemployment Following Military Service . An individual who is reemployed by an Employer or Affiliate following an absence by reason of qualified military service, and for whom restoration rights are provided under Section 19.04, shall receive retroactive credit upon such reemployment for the Hours of Service which would have been credited to such individual but for such absence. If the Committee cannot determine how many Hours of Service would have been so credited, Hours of Service shall be credited on the basis of 40 hours per week or eight hours per working day. No Hours of Service shall be credited under this Clause to the extent the same Hours of Service have been credited under any other provision of this Section 2.29.

     Clause 2.29 (f). Maternity or Paternity Leave. Solely for purposes of determining whether an Employee incurs a One Year Break in Service under any provisions of this Plan, an Employee who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence. If the Committee cannot determine how many Hours of Service would have been so credited, the Employee shall receive credit for eight
     (8) Hours of Service per day of such absence. The Committee shall only credit the number of Hours of Service [up to five hundred one (501) Hours of Service] necessary to prevent the Employee from incurring a One Year Break in Service. The Committee shall credit all Hours of Service described in this clause to the computation period in which the absence begins or, if such Hours of Service are not needed to prevent a One Year Break in Service in such computation period, to the immediately following computation period. For purposes of this clause, an absence from work for maternity or paternity reasons means an absence by reason of the pregnancy of the Employee, by reason of the birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or for purposes of caring for such child for a period beginning immediately following such birth or placement. If Hours of Service with respect to an absence are required to be credited both under sub-clause (2) or (4) of Clause 2.29(a) above and under this Clause 2.29(f), Hours of Service shall be credited under this Clause 2.29(f) only to the extent they exceed, in the case of any computation period, the Hours of Service required to be credited under sub-clause (2) or (4) of Clause 2.29(a) above. No Hours of Service shall be credited pursuant this Clause 2.29(f) with respect to a period of absence beginning prior to May 1, 1985.

     Section 2.30. "Initial Effective Date" shall mean March 1, 1986.

     Section 2.31. "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. References to any section of the Internal Revenue Code shall include any successor provision thereto.

     Section 2.32. "Investment Account" means a bookkeeping account established and maintained by the Committee pursuant to Clause 10.01(a) of Section 10.01 below.

     Section 2.33.  "Key  Employee." [See Clause 4.02(a) of Section 4.02 below.]

     Section 2.34. "Minimum Contribution" shall mean an Employer contribution which is required to be made by reason of Section 6.02 and which is allocable to a Participant's Account pursuant to Section 7.03.

     Section 2.35. "Normal Retirement Date" of a Participant shall mean the Participant's sixty-fifth (65th) birthday.

     Section 2.36. "One Year Break in Service" shall mean a computation period of twelve (12) consecutive months during which an Employee has five hundred
(500) or fewer Hours of Service. For purposes of Article V below, the computation period shall be a period of twelve (12) consecutive months commencing with the Employee's Employment Commencement Date or any Anniversary Date subsequent to the Employee's Employment Commencement Date. For all other purposes, the computation period shall be a period of twelve (12) consecutive months commencing with any Anniversary Date.

     Section 2.37. "Owner-Employee" means an individual who, at the time as of which such status is being determined, (i) owns the entire interest in an unincorporated trade or business, or (ii) in the case of a partnership, is a partner who owns more than ten percent (10%) of either the capital interest or the profits interest, or both, of the partnership.

     Section 2.38. "Participant" shall mean an Employee who becomes a Participant in the Plan as provided in Section 5.02 below. A Participant ceases to be a Participant when he or she ceases to be an Employee and all funds to which he or she is entitled under the Plan have been distributed in accordance with the Plan.

     Section 2.39. "Partner" shall mean an individual who is a proprietor or partner of an unincorporated Employer and who, in the taxable year of such Employer with respect to which the determination of his or her status is being made, (i) has net earnings from self-employment in a trade or business with respect to which such Employer maintains the Plan and with respect to which his or her personal services are a material income-producing factor or (ii) would have had such net earnings but for the fact such trade or business had no net profits for such taxable year.

     Section  2.40.  "Permissive  Aggregation  Group."  [See  Clause  4.02(d) of
Section 4.02 below.]

     Section 2.41. "Plan" shall mean the Emmis Operating Company Profit Sharing Plan as set forth in this document, and as hereafter amended.

     Section 2.42. "Plan Year" shall mean a twelve (12) consecutive month period beginning on the first day of March and ending on the last day of the following February.

     Section 2.43. "Prior Plan" shall mean the provisions of this Plan as amended and restated on June 14, 1996, effective as of March 1, 1989. This restatement of the Plan incorporates numerous amendments to the Prior Plan that were adopted prior to the adoption of the restated Plan.

     Section  2.44.  "Profit  Sharing   Contribution"  shall  mean  an  Employer
contribution which is allocable to the Accounts of a Participant in accordance with Section 7.05.

     Section 2.45. "Qualified Domestic Relations Order" means a domestic relations order that is determined to be qualified within the meaning of Section 414(p) of the Internal Revenue Code, as provided in Section 11.07 below.

     Section 2.46. "Required  Aggregation Group." [See Clause 4.02(e) of Section
4.02 below.]

     Section 2.47. "Required Beginning Date" means, with reference to a Participant, April 1 of the calendar year immediately following the later of (i) calendar year in which the Participant attains age 70-1/2 or (ii) if so elected by the Participant, the calendar year in which the Participant retires; provided, however, that the Required Beginning Date for a Participant who is a 5-Percent Owner with respect to the calendar year in which the Participant attains age 70-1/2, is April 1 of the calendar year immediately following the calendar year in which the Participant attains age 70-1/2.

     Section 2.47A. "Restoration Contribution" " means an Employer contribution that is made for the purpose of restoring Minimum Contributions, is required to be made pursuant to Section 6.10, and is allocable to the Account of a Participant pursuant to Section 7.03.

     Section  2.48.   "Retirement   Date"  of  a  Participant   shall  mean  the
Participant's Early Retirement Date or Normal Retirement Date, whichever occurs first.

     Section 2.49. "Stock Account"means a bookkeeping account established and maintained by the Committee pursuant to Clause 10.01(b) of Section 10.01 below.

     Section 2.50. "Termination of Employment" shall mean the termination of an individual's status as an Employee, irrespective of whether the individual receives or is entitled to receive from an Employer any payment on account of a period of time thereafter during which he or she performs no services for the Employers; provided, however, that an Employee who is on an Authorized Leave of Absence shall not be deemed to have lost his or her status as an Employee until such Authorized Leave of Absence shall have expired without his or her having reacquired such status. An Employee who separates from the service of one Employer but continues in the service of another Employer shall not be deemed to have incurred a Termination of Employment by reason of such separation.

     Section 2.51. "Top Heavy Plan." [See Clause 4.02(b) of Section 4.02 below.]

     Section  2.52.  "Top Heavy  Ratio."  [See  Clause  4.02(c) of Section  4.02
below.]

     Section 2.53. "Total and Permanent Disability" shall mean any medically determinable physical or mental impairment which renders a Participant unable to engage in any substantial gainful activity and which can be expected to result in death or to be of long-continued and indefinite duration. This definition is intended to correspond to the definition of "disabled" contained in Section 72(m)(7) of the Internal Revenue Code.

     Section 2.54. "Trust" shall mean the legal entity resulting from the Trust Agreement between the Employers and the Trustee to receive the Employers' contributions, and to hold, invest and disburse funds to or for the benefit of Participants and their Beneficiaries.

     Section 2.55. "Trust Agreement" shall mean the trust agreement between the Employers and the Trustee pursuant to which the Trust is established.

     Section 2.56. "Trust Fund" shall mean the total of contributions made by the Employers to the Trust pursuant to the Plan, increased by profits, gains, income and recoveries received, and decreased by losses, depreciation, benefits paid and expenses incurred in the administration of the Trust. Trust Fund includes all assets acquired by investment and reinvestment which are held in the Trust by the Trustee.

     Section 2.57. "Trustee" shall mean the party or parties individual or corporate, named in the Trust Agreement as trustee or trustees thereunder, and any duly appointed additional or successor trustee or trustees acting thereunder.

     Section 2.58. "Unallocated Company Stock" shall mean shares of Company Stock which are held in the Allocation Account (i.e., all shares of Company Stock held in the Trust Fund other than Allocated Company Stock).

     Section 2.59.  "Year of Service".  (See Section 5.03 and Clause 12.03(c) of
Section 12.03 below.)

Emmis Operating Company - Profit Sharing Plan


                                  ARTICLE III

                                 Administration

     Section 3.01. Appointment of Committee. The Governing Body of the Company shall appoint a Committee of from one to five persons to administer the Plan. The members of the Committee shall serve at the pleasure of the Governing Body of the Company.

     Section 3.02. Name and Function of Committee. The Committee shall be known as the Emmis Operating Company Profit Sharing Committee. It shall be the "administrator" of the Plan as defined in Section 3(16)(A) of ERISA and, with respect to the management, operation and administration of the Plan, shall be the "named fiduciary" of the Plan as referred to in Section 402(a) of ERISA.

     Section 3.03. Responsibilities of Committee. The Committee shall be responsible for the management, operation and administration of the Plan. It shall determine the eligibility of Employees to participate in the Plan, determine how Employer contributions (and forfeitures attributable thereto) are to be allocated among the Accounts of Participants, keep records containing all relevant data pertaining to any and all persons affected by the Plan and such persons' rights under it, receive claims for benefits under the Plan, determine the eligibility of claimants for the receipt of benefits under the Plan, determine the amount and manner of payment of benefits under the Plan, authorize the payment of benefits under the Plan, and decide any disputes that may arise under the terms of the Plan relative to the rights of Employees, past and present, and their Beneficiaries. It shall have discretionary authority to interpret the provisions of the Plan, to grant or deny benefits under the Plan and to determine any question arising in connection with administration of the Plan, including the remedying of any omission, inconsistency or ambiguity. Except as otherwise provided in respect of appeals from adverse benefit determinations, any decision or action of the Committee shall be conclusive and binding upon any and all persons claiming to have an interest Plan or Trust. It shall maintain individual Accounts for each Participant and shall determine and redetermine as of each Ending Date, on the basis of such Accounts, the Aggregate Account Balance of each Participant. It shall determine and redetermine with respect to each Participant, and as of each Ending Date, the nonforfeitable percentage of such Participant's Aggregate Account Balance.

     Section 3.04. Powers of Committee. The Committee shall have all powers necessary to administer the Plan in accordance with its terms, including the power to construe the Plan, the power to make rules and regulations for the administration of the Plan, and the power to incur and authorize payment out of the Trust Fund of reasonable expenses for the administration of the Plan and Trust.

     Section 3.05. Organization and Operation of Committee. The majority of the members of the Committee shall constitute a quorum, and the act of the majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee. The Committee may take action without a meeting if, prior to such action, written consents thereto are signed by all of the members of the Committee. The Committee shall appoint a Chairman and a Secretary from among its members. The Chairman shall preside at all meetings of the Committee. The Secretary shall keep a record of all meetings and acts of the Committee and shall have the care and custody of all documents and records of the Committee. All communications from the Committee to the Trustee shall be in writing and signed by the Secretary. Any documents required to be filed with, or notice required to be given to, the Committee will be properly filed or given if mailed or delivered to the Secretary in care of the Company. The Secretary shall be the Plan's agent for the service of legal process as referred to in Sections 102(b) and 502(d)(l) of ERISA.

     Section 3.06. Discretionary Acts. Whenever the Committee exercises any discretionary authority under the Plan that will affect the benefits, rights and privileges of a Participant, it shall do so uniformly, so that all Participants similarly situated shall be similarly treated. In the event the Committee exercises any discretionary authority with respect to a Participant who is a member of the Committee, such authority shall be exercised solely and exclusively by those members of the Committee other than such Participant, or, if such Participant is the sole member of the Committee, such authority shall be exercised solely and exclusively by the Governing Body of the Company.

     Section 3.07. Allocation and Delegation of Committee Responsibilities. The Committee may, upon approval of a majority of its members, allocate among any of its members, or delegate to any other person, firm or corporation, any of its responsibilities. Any such allocation or delegation shall be made pursuant to a written instrument executed by a majority of the members of the Committee.

     Section  3.08.   Retention  of   Consultants.   The  Committee  may  engage
accountants, attorneys, physicians and such other personnel as it deems necessary or advisable. The functions of any such person engaged by the Committee shall be limited to the specific services and duties for which he or she is engaged, and such person shall have no other duties, obligations or responsibilities under the Plan. Such persons shall exercise no discretionary control respecting the management of the Plan or the management or disposition of the assets of the Trust. The fees and costs of such services are an administrative expense of the Plan to be paid out of the Trust Fund, except to the extent such fees and costs are paid by one or more Employers, and except as provided in Section 10.11 below.

     Section 3.09. Indemnification of Members of Committee. In the event and to the extent not insured against by any insurance company pursuant to provisions of any applicable insurance policy, the Company shall indemnify the members of the Committee and their assistants and representatives against any and all claims, loss, damages, expense (including reasonable counsel fees), arising from any action or failure to act in connection with the Plan or Trust, except that such indemnification shall not apply to any such person for such person's acts of willful misconduct in connection with the Plan or Trust.

Emmis Operating Company - Profit Sharing Plan


                                   ARTICLE IV

                            Top Heavy Plan Provisions

     Section 4.01. Top Heavy Plan Requirements. If the Plan is or becomes a Top Heavy Plan for any Plan Year, the provisions of this Article IV shall supersede any conflicting provisions of the Plan for such Plan Year. For any such Plan Year, the Plan shall satisfy the following statutory requirements: the special vesting requirements of Section 416(b) of the Internal Revenue Code as provided in Clause 12.03(b) of Section 12.03 below; the special minimum allocation requirements of Section 416(c) of the Internal Revenue Code as provided in
Section 6.02 below; and, in respect of Plan Years beginning before March 1, 2000, the requirement for adjusting the denominators of the Defined Benefit Fraction and Defined Contribution Fraction under Section 415(h) of the Internal Revenue Code as provided in Section 8.05 below.

     Section 4.02. Top Heavy Definitions. For purposes of this Plan and any amendments hereto, the following terms when capitalized shall have the following meanings, unless a different meaning is plainly required by the context:

     Clause 4.02 (a). "Key Employee" shall mean, with reference to any Determination Date, any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period with respect to such Determination Date was: (i) an officer of an Employer or Affiliate, if such individual's annual compensation from all Employers and Affiliates, for any Plan Year within such determination period during all or part of which he or she was an officer, exceeded fifty percent (50%) of the dollar limitation in effect under Section 415(b)(1)(A) of the Internal Revenue Code in which such Plan Year ended; (ii) an owner (or person considered an owner under Section 318 of the Internal Revenue Code) of one of the ten (10) largest interests in an Employer or Affiliate, if such interest exceeded one half of one percent (1/2%) and such individual's annual compensation from all Employers and Affiliates, for any Plan Year within such determination period during all or part of which his or her interest was one of the ten (10) largest, exceeded one hundred percent (100%) of the dollar limitation under Section 415(c)(1)(A) of the Internal Revenue Code for the calendar year in which such Plan Year ended; (iii) a 5-Percent Owner of an Employer or Affiliate; or (iv) a 1-percent owner of an Employer or Affiliate whose annual compensation from all Employers and Affiliates, for any Plan Year within such determination period during all or any part of which he or she was a 1-percent owner, was more than one hundred fifty thousand dollars ($150,000). Annual compensation means compensation as defined in Section 415(c)(3) of the Internal Revenue Code, but including amounts contributed by an Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, Section 132(f)(4), Section 402(a)(8), Section 402(h) or
     Section 403(b) of the Internal Revenue Code. The determination period is the Plan Year containing the Determination Date and the four preceding Plan Years. The determination of who is a Key Employee shall be made by the Committee in accordance with Section 416(i)(1) of the Internal Revenue Code and the regulations promulgated by the Secretary of the Treasury or his or her delegate thereunder.

     Clause 4.02 (b). "Top Heavy Plan" means for any Plan Year that any of the following conditions exist:

          (1) if the Top Heavy Ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group;

          (2) if this Plan is a part of a Required Aggregation Group but not part of a Permissive Aggregation Group and the Top Heavy Ratio for such Required Aggregation Group exceeds sixty percent (60%);

          (3) if this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top Heavy Ratio for such Permissive Aggregation Group exceeds sixty percent (60%).

     Clause  4.02  (c).  "Top  Heavy  Ratio"  means,   with   reference  to  any
     Determination Date, the following:

          (1) If one or more of the Employers and Affiliates maintain one or more defined contribution plans, and if none of the Employers or Affiliates have maintained any defined benefit plan which during the five year period ending on such Determination Date has had accrued benefits, the Top Heavy Ratio for this Plan alone, or for the Required or Permissive Aggregation Group as appropriate, is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of such Determination Date (including any part of any account balance distributed in the five year period ending on such Determination Date), and the denominator of which is the sum of all account balances (including any part of the account balance distributed in the five year period ending on such Determination Date), both computed in accordance with Section 416 of the Internal Revenue Code and the regulations promulgated by the Secretary of the Treasury or his or her delegate thereunder. Both the numerator and the denominator of the Top Heavy Ratio shall be adjusted to reflect any contribution which has not been made as of such Determination Date, but which is required to be taken into account on that date under Section 416 of the Internal Revenue Code and the regulations promulgated by the Secretary of the Treasury or his or her delegate thereunder.

          (2) If one or more of the Employers and Affiliates maintain one or more defined contribution plans, and if one or more of the Employers and Affiliates maintain or have maintained one or more defined benefit plans which during the five year period ending on such Determination Date has had any accrued benefits, the Top Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees [determined in accordance with Subparagraph
     (1) above of this Clause 4.02(c)] and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of such Determination Date, and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants [determined in accordance with Subparagraph (1) above of this Clause 4.02(c)] and the present value of all accrued benefits under the aggregated defined benefit plan or plans for all participants as of such Determination Date, all determined in accordance with Section 416 of the Internal Revenue Code and the regulations promulgated by the Secretary of the Treasury or his or her delegate thereunder. The accrued benefits under a defined benefit plan in both the numerator and the denominator of the Top Heavy Ratio shall be adjusted for any distribution of an accrued benefit made in the five year period ending on such Determination Date.

          (3) For purposes of Subparagraphs (1) and (2) of this Clause 4.02(c), the value of account balances and the present value of accrued benefits will be determined in the case of each plan as of the most recent valuation date for such plan that falls within the twelve (12) month period ending on the Determination Date for such plan, except as provided in Section 416 of the Code and the regulations promulgated by the Secretary of the Treasury or his or her delegate thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of an individual who has not performed any service for any Employer maintaining such plan during the five year period ending on such Determination Date shall be disregarded. The calculation of the Top Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account shall be made in accordance with Section 416 of the Internal Revenue Code and the regulations promulgated by the Secretary of the Treasury or his or her delegate thereunder. Deductible employee contributions shall not be taken into account for purposes of computing the Top Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits shall be calculated with reference to Determination Dates for such plans that fall within the same calendar year. The accrued benefit of a Participant other than a Key Employee will be determined under the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by an Employer or an Affiliate, or, if there is no such uniform method, determined as if such benefit accrued not more rapidly than the slowest rate of accrual permitted under the fractional rule of Section 411(b)(1)(c) of the Internal Revenue Code.

     Clause 4.02 (d). "Permissive Aggregation Group" shall mean a group of plans consisting of the Required Aggregation Group plus any other qualified plan or plans of an Employer or Affiliate which, if considered as a group with the Required Aggregate Group, would continue to satisfy the requirements of
     Section 401(a)(4) and 410 of the Internal Revenue Code.

     Clause 4.02 (e). "Required Aggregation Group" shall mean, with respect to any Determination Date:

          (1) Each qualified plan (including terminated plans) of an Employer or Affiliate in which at least one Key Employee has participated at any time during the five year period ending on such Determination Date, and;

          (2) Any other qualified plan of an Employer or Affiliate which enables a plan described in Subparagraph (1) of this Clause 4.02(e) to meet the requirements of Section 401(a)(4) or Section 410 of the Internal Revenue Code.

     Clause 4.02 (f). "Determination Date" shall mean, with respect to a plan year of this or another qualified plan, the last day of the preceding plan year of such plan or, if such plan year is the first plan year of the plan, the last day of such first plan year.

Emmis Operating Company - Profit Sharing Plan



                                   ARTICLE V

                          Eligibility and Participation

     Section 5.01. Eligibility. An individual shall be eligible to participate in the Plan if: (i) he or she is an Employee, (ii) he or she has attained the age of 18 years; and (iii) at least six months have passed since his or her Employment Commencement Date; provided, however, that Employees who are included in a recognized bargaining unit, subject to collective bargaining between the exclusive representative of such Employees and one or more Employers, shall not be eligible to participate in the Plan unless the collective bargaining agreement expressly provides for their inclusion as Participants in the Plan; provided further, that an Employee who is hired with an expectation on the part of his or her Employer that he or she will continue to be an Employee for less than one year or will complete fewer than 1,000 Hours of Service during the first 12 months of his or her employment shall not be eligible to participate in the Plan until he or she has completed one year of service.

     Section 5.02. Period of Participation. An individual shall automatically become a Participant in the Plan as of the first Entry Date coinciding with or following the date on which he or she first satisfies all of the requirements of
Section 5.01 above, if he or she continues to satisfy all of such requirements on such Entry Date, otherwise as of the first Entry Date thereafter on which he or she again satisfies all of such requirements. Notwithstanding the foregoing, an individual who (i) is no longer an Employee on the first Entry Date coinciding with, or next following, the date on which he or she first satisfies all of the requirements of Section 5.01 and (ii) again becomes an Employee after such Entry Date without incurring a Forfeiture Break in Service, shall automatically become a Participant in the Plan immediately upon again becoming an Employee. Each Participant shall be notified that he or she is a Participant and shall be provided with such information as is required by statute within the time prescribed for providing such information. Once an Employee has become a Participant, he or she shall continue to be a Participant until he or she is no longer an Employee and all funds to which he or she is entitled under the Plan have been distributed.

     Section 5.03. "Year of Service" Defined . For purposes of this Article V, a year of service shall be a period of twelve (12) consecutive months, commencing with the Employee's Employment Commencement Date, or commencing with any Anniversary Date subsequent to the Employee's Employment Commencement Date, during which the Employee completes one thousand (1,000) Hours of Service.

     Section 5.04. Breaks in Service. For purposes of this Article V, except as provided in Section 5.05 below, years of service ending prior to the beginning of any Forfeiture Break in Service shall not be taken into account if the number of One Year Breaks in Service included in such Forfeiture Break in Service equal or exceeds the aggregate number of years of service prior to the beginning of such Forfeiture Break in Service. Such aggregate number of years of service shall not include any years of service disregarded under the preceding sentence by reason of prior breaks in service.

     Section 5.05. Former Participants . A former Participant shall become a Participant immediately upon his or her again becoming an Employee if (i) he or she had a nonforfeitable right to all or any portion of his or her Account balances derived from Employer contributions at the time of his or her Termination of Employment; or (ii) his or her Termination of Employment did not result in a Forfeiture Break in Service; or (iii) the number of consecutive One Year Breaks in Service that resulted from his or her Termination of Employment did not equal or exceed the aggregate number of his or her years of service ending prior to the end of the first such One Year Break in Service.

Emmis Operating Company - Profit Sharing Plan



                                   ARTICLE VI

                             Employer Contributions

     Section 6.01. Determination of Contributions. For each of its taxable years, an Employer shall contribute to the Trust Fund cash or Company Stock, or a combination thereof, in such amounts as its Governing Body shall determine by resolution adopted prior to the due date (including extensions thereof) for filing its federal income tax return for such taxable year. Shares of Company Stock shall be valued at the fair market value thereof at the time of the contribution. An Employer's contributions pursuant to this Section 6.01 for any taxable year of such Employer (i) shall not exceed the limitations provided in
Article VIII below and (ii) shall not exceed the amount such Employer is permitted to deduct for federal income tax purposes pursuant to Sections
404(a)(3) and 404(a)(8) of the Internal Revenue Code [as limited by Section 404(a)(7) of such Code]. An Employer's contribution pursuant to this Section
6.01 shall be credited to the  Allocation  Account until  allocated  pursuant to
Article VII below. With respect to Participants who are subject to Section 16 of the Securities Exchange Act of 1934 with reference to Company Stock, an Employer's contribution under this Section 6.01 shall be subject to the provisions of Section 9.05 below.

     Section 6.02. Minimum Contributions. For any Plan Year in which the Plan is a Top Heavy Plan, the employer contribution rate for each Participant who is an Employee on the Ending Date of such Plan Year and who is not a Key Employee for such Plan Year shall not be less than the minimum employer contribution rate determined in accordance with this Section 6.02. If the employer contribution rate for such a Participant otherwise would be less than such minimum, the Employers shall make a Minimum Contribution on behalf of such Participant in such amount as may be needed so that the employer contribution rate for such
Participant for such Plan Year will equal such minimum. Such minimum contribution shall be made without regard to whether such Participant completed one thousand (1,000) Hours of Service during such Plan Year and without regard to such Participant's Compensation for such Plan Year. Such minimum contribution rate shall be determined in accordance with and shall be subject to Clauses 6.02(a) through 6.02(d) of this Section 6.02.

     Clause 6.02 (a). If for such Plan Year this Plan is not part of a Required Aggregation Group that includes a Defined Benefit Plan, the minimum employer contribution rate for such Plan Year for each such Participant shall be the lesser of: (i) three percent (3%) of such Participant's Compensation for such Plan Year, or (ii) the highest employer contribution rate for any Key Employee for such Plan Year.

     Clause 6.02 (b). If for such Plan Year this Plan is part of a Required Aggregation Group that includes one or more Defined Benefit Plans, the minimum employer contribution rate for such Plan Year, for each such Participant who participates in one or more of such Defined Benefit Plans for a Plan Year of the Defined Benefit Plan ending in the calendar year which includes the Ending Date of such Plan Year, shall be five percent (5%) of such Participant's Compensation for such Plan Year.

     Clause 6.02 (c). If for such Plan Year this Plan is part of a Required Aggregation Group that includes one or more Defined Benefit Plans, the minimum employer contribution rate for such Plan Year, for each such Participant who does not participate in one or more of such Defined Benefit Plans for the Plan Year of the Defined Benefit Plan ending in the calendar year which includes the Ending Date of such Plan Year, shall be the lesser of: (i) three percent (3%) of such Participant's Compensation for such Plan Year, or (ii) the highest employer contribution rate for any Key Employee for such Plan Year. In determining the employer contribution rate for a Participant who is not a Key Employee for such Plan Year, there shall not be taken into account any employer contributions attributable to a salary reduction or similar arrangement under any other defined contribution plan maintained by an Employer or Affiliate. In determining the employer contribution rate for any Participant who is a Key Employee for such Plan Year, such contributions shall be taken into account.

     Clause 6.02 (d). For purposes of Clauses 6.02(a), 6.02(b) and 6.02(c) above, the employer contribution rate for a participant for a Plan Year is the rate obtained by dividing (i) the employer contributions and forfeitures allocated to such Participant for such Plan Year under this Plan and all other Defined Contribution Plans maintained by an Employer or Affiliate by (ii) the Participant's Compensation for such Plan Year. In determining the employer contribution rate for a Participant who is not a Key Employee for such Plan Year, there shall not be taken into account any employer contributions attributable to a salary reduction or similar arrangement under any other defined contribution plan maintained by an Employer or Affiliate. In determining the employer contribution rate for any Participant who is a Key Employee for such Plan Year, such contributions shall be taken into account.

     Section 6.03. Time and Manner of Payment of Contributions. An Employer shall make its contributions pursuant to Section 6.01 above on or before the due date (including extensions thereof) for filing its federal income tax return for the taxable year of such Employer on account of which such contribution is made. The contributions may be paid in Company Stock, cash, other property or any combination of the above and shall be paid by the Employer directly to the Trustee. The contributions shall be deemed to have been made on account of the taxable year of the Employer in which they are so paid unless the Employer specifies that they are made on account of the preceding taxable year pursuant to Section 404(a)(6) of the Internal Revenue Code.

     Section 6.04. Deductibility. All contributions by an Employer under Section
6.01 above are conditioned upon the  deductibility of such  contributions  under
Section 404 of the Internal Revenue Code for the taxable year of such Employer in which they are paid [or deemed paid in accordance with Section 404(a)(6) of such Code]. To the extent a deduction for such taxable year is denied with respect to any such contributions, Section 6.05 below shall apply. The aggregate amount of an Employer's contributions under this Plan and all other profit sharing or stock bonus plans maintained by such Employer shall not exceed, with respect to any taxable year of such Employer, fifteen percent (15%) of the aggregate Compensation otherwise paid or accrued by such Employer during such taxable year to the beneficiaries thereunder, plus any deduction credits unused as of December 31, 1986 and not subsequently used. To the extent this limitation is exceeded, Section 6.05 below shall apply.

     Section 6.05. Return of Employer Contributions Under Special Circumstances. Any contribution made by an Employer to the Trustee because of a mistake of fact may be recovered by such Employer from the Trustee within one (1) year of such contribution.

     Section 6.06. Payment of Administrative Expenses. In addition to their contributions under the Plan, the Employers may (but shall not be obligated to) pay all or any part of the administrative expenses of the Plan and Trust. Such payments shall be made directly to the provider and shall not be deemed contributions to the Trust Fund.

     Section 6.07. Correction of Mistakes Concerning Omissions and Under-Allocations. If, in any Plan Year, any Employee who should have been included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after the Minimum Contributions and Profit Sharing Contributions for such Plan Year have been made and allocated, the Employers shall make a subsequent contribution on account of the omitted Employee in an amount equal to the amount that would have been allocated, under the method followed in allocating such Minimum Contributions and Profit Sharing Contributions, to a Participant whose Compensation for such Plan Year was the same as that of such Employee. Similarly, if a mistake is made in the allocation of the Minimum Contributions and Profit Sharing Contributions for a Plan Year pursuant to this Article VI, as a result of which mistake less is allocated to a Participant than should have been, the Employers shall make a subsequent contribution on account of such Participant in an amount equal to the excess of
(i) the amount with respect to such Minimum Contributions and Profit Sharing Contributions that should have been allocated to such Participant over (ii) the amount actually allocated. Any subsequent contribution required pursuant to this
Section 6.07 shall be increased or decreased to reflect Trust gains or losses from the Ending Date as of which the erroneous allocation was made until the Ending Date as of which the subsequent contribution is credited to the Participant's Accounts. The subsequent contribution, so increased or decreased, shall be paid by the Employers to the Trustee promptly upon the discovery of such omission or mistake and shall be credited by the Committee directly to the appropriate Accounts of such Participant. If such subsequent contribution is made after the close of a Plan Year but within the time allowed by Section 6.03 above for the Employers to make their contributions pursuant to this Article VI for such Plan Year, it shall be so credited as of the Ending Date of such closed Plan Year. Otherwise, it shall be so credited as of the Ending Date of the Plan Year in which it is made. The subsequent contributions required pursuant to this
Section 6.07 shall be made regardless of whether or not they are deductible in whole or in part for federal income tax purposes.

     Section 6.08. Correction of Mistakes Concerning Inclusion of Ineligible Employees . If an amount from the Minimum Contributions or Profit Sharing Contributions for a Plan Year is erroneously allocated to an Account for a person who should not have been included as a Participant in the Plan for such Plan Year (or for the entirety of such Plan Year) or to the Account of a
Participant who was not eligible to share in the allocation of such contributions, there shall be deducted from the Accounts of such Participant and forfeited as of the Ending Date of the Plan Year in which the error is discovered an amount equal to the lesser of (i) the amount erroneously allocated or (ii) the net credit balance of such Account. Amounts so forfeited shall be credited to the Allocation Account and shall then be charged to the Allocation Account and allocated and credited to the Accounts of other Participants in accordance with the provisions of Article VII below, all as of the Ending Date such amounts are so forfeited.

     Section 6.09. Correction of Other Mistakes. In the event of an error in an Account of a Participant, whether due to a mistake in the allocation of contributions or earnings or otherwise, the Committee may, in lieu of reallocating such contributions or earnings or adjusting Account balances generally, request the Employers to contribute the amount necessary to correct the error. Such contribution may be made regardless of whether or not it is deductible in whole or in part for federal income tax purposes.

     Section 6.10. Restoration Contributions Following Military Service. An Employer shall make an Employer Restoration Contribution for any Participant who is reemployed by such Employer following an absence by reason of qualified military service, and for whom restoration rights are provided under Section
19.04. Such Employer Restoration Contribution shall be in an amount equal to the excess of (i) the sum of all Minimum Contributions that, but for such absence, would have been allocated to the Account of such Participant for the Plan Years during all of part of which he or she was absent over (ii) the sum of all Minimum Contributions that actually were allocated to such Account for such Plan Years. For purposes of such computation, (i) account shall be taken of any Hours of Service credited to the Participant under Item 2.29(a)(4) and Clause 2.29(e) in respect of such absence, (ii) the Participant shall be deemed to have been an Employee on each Ending Date occurring during the period of such absence, and
(iii) such Participant shall be considered to have received Compensation for any such Plan Year equal to the excess of (i) the Compensation he or she, but for such absence, would have received from the Employers for such Plan Year, over
(ii) the Compensation he or she did receive from the Employers for such Plan Year. If the Compensation such Participant would have received for any Plan Year is not reasonably certain, the computation of the Restoration Contribution for such Plan Year shall be based on such Participant's average Compensation during the 12-month period prior to the commencement of such qualified military service (or, if shorter, his or her entire period of service with the Employers prior to such commencement). Restoration Contributions under this Section shall be subject to the limitations of Article VIII, but such limitations shall be applied not with respect to the Plan Year in which they are made but with respect to the Plan Years to which they relate.

Emmis Operating Company - Profit Sharing Plan


                                  ARTICLE VII

                             Allocation of Employer
                          Contributions and Forfeitures

     Section 7.01. Joint Allocations. Employer contributions and forfeitures shall be allocated to the Accounts of Participants on an aggregate basis as though all Participants were Employees of a single Employer.

     Section 7.02. Time of Allocation. Employer Minimum Contributions and Profit Sharing Contributions shall be allocated as of the Ending Date of the Plan Year on account of which they are made. If the Plan Year and an Employer's taxable year are not the same, the Employer's contributions on account of a taxable year shall be treated as contributions on account of the Plan Year that commences during such taxable year. Forfeitures shall be allocated as of the Ending Date of the Plan Year in which they occur.

     Section 7.03. Allocation of Minimum and Restoration Contributions. The Minimum Contributions and Restoration Contributions of the Employers on account of a Plan Year shall be allocated to the Accounts of the Participants on whose behalf they are made.

     Section 7.04. Participants Entitled to Share in Allocation of Profit Sharing Contributions. The Profit Sharing Contributions of the Employers on account of a Plan Year, and any forfeitures occurring during such Plan Year shall be allocated only among Participants who (i) received Compensation from the Employers during such Plan Year, (ii) completed one thousand (l,000) Hours of Service during such Plan Year [excluding any Hours of Service credited with respect to a period during which they were included (or would have been included had they not been on an Authorized Leave of Absence) in a recognized bargaining unit, subject to collective bargaining between their exclusive representative and one or more Employers, unless the collective bargaining agreement in effect for that period expressly provided for their inclusion as Participants in the Plan], and (iii) are Employees on the Ending Date of such Plan Year; provided, however, that a Participant who is fully vested in his or her Accounts, or who will become fully vested in his or her Accounts during such Plan Year, and who is not an Employee on the Ending Date of such Plan Year solely by reason of his or her Termination of Employment due to death, shall be eligible to receive Profit Sharing Contributions and forfeiture allocations for such Plan Year, notwithstanding having failed to be an Employee on the Ending Date of such Plan Year; provided further, in the case of a Participant whose primary employment during such Plan Year was with an Employer that was sold during such Plan Year or with a broadcasting station, network, publication or other unit of an Employer that was sold by such Employer during such Plan Year, and who incurred a Termination of Employment during such Plan Year as result of or in connection with such sale, that the requirement of clause (iii) for sharing in the allocation for such Plan Year shall be deemed satisfied if such Participant was an Employee at the end of the day next preceding the day on which such sale became effective; provided, further, with respect to any Plan Year in which, after application of the two foregoing provisos, the exclusion of Participants who did not complete one thousand (1000) Hours of Service during such Plan Year would result in the Plan for such Plan Year meeting neither of the percentage tests set forth in Section 410(b)(1)(A) and (B) of the Internal Revenue Code, that certain Participants who completed at least five hundred (500) Hours of Service during such Plan Year, and who were not Highly Compensated Employees for such Plan Year, and who met each of the other requirements for sharing in the allocation for such Plan Year, shall be eligible to receive Profit Sharing Contributions for such Plan Year, notwithstanding their having completed fewer than one thousand (1,000) Hours of Service during such Plan Year, beginning with the one of such Participants who completed the most Hours of Service for such Plan Year, and continuing with each of such Participants having the next most Hours of Service during such Plan Year, until one of such percentage tests is met; provided, further, with respect to any Plan Year in which, after application of the foregoing three provisos, the exclusion of Participants who are not Employees on the Ending Date of such Plan Year would result in the Plan for such Plan Year meeting neither of the percentage tests set forth in Section 410(b)(1)(A) and (B) of the Internal Revenue Code, that certain Participants who completed at least five hundred (500) Hours of Service during such Plan Year, and who were not Highly Compensated Employees for such Plan Year, and who received Compensation from the Employers during such Plan Year, shall be eligible to receive Profit Sharing Contributions for such Plan Year, notwithstanding their not having been Employees on the Ending Date of such Plan Year, beginning with the one of such Participants with the latest date of Termination of Employment during such Plan Year and continuing with each of such Participants having the next latest dates of Termination of Employment during such Plan Year, until one of such percentage tests is met. For purposes of this section, in the case of the sale of an Employer (or a broadcasting station, network, publication or other unit of an Employer) which is implemented in part pursuant to a local management or marketing agreement between the seller and the buyer pending transfer of the applicable licenses, the sale shall be deemed to become effective on the date the employees of such Employer (or such unit of an Employer) cease being Employees of such Employer and become employees of the buyer.

     Section 7.05. Allocation of Profit Sharing Contributions . The Profit Sharing Contributions of the Employers on account of a Plan Year, and all forfeitures occurring during such Plan Year, shall be allocated among the Participants entitled to share therein in the proportion that each such Participant's Compensation for such Plan Year bears to the Compensation of all such Participants for such Plan Year. Such allocations shall be credited to the Accounts of the Participants to whom they are allocated.

Emmis Operating Company - Profit Sharing Plan


                                  ARTICLE VIII

                         Limitation of Annual Additions


     Section 8.01. Reference to Code and Regulations. Benefits shall be limited in accordance with the following rules as provided in section 415 of the Internal Revenue Code and the Treasury Regulations thereunder. The following provisions shall be applied in a manner consistent with the Internal Revenue Code and Treasury Regulations, which are incorporated by this reference.

     Section 8.02. Limits on Annual Additions. A Participant's Annual Additions for any Plan Year shall not exceed the lesser of the following:

     Clause 8.02 (a). Thirty thousand dollars ($30,000) [or forty thousand dollars ($40,000) for Plan Years beginning on or after March 1, 2002] plus any authorized cost-of-living adjustment.

     Clause 8.02 (b). Twenty-five percent (25%) [or one hundred percent (100%) for Plan Years beginning on or after March 1, 2002] of the Participant's Compensation for the Plan Year.

     Section 8.03. Definition of "Annual Additions". "Annual Additions" mean, with reference to any Participant and Plan Year, the sum of (i) all Minimum Contributions, Profit Sharing Contributions, Restoration Contributions and forfeitures allocated to the Accounts of such Participant for such Plan Year under this Plan, plus (ii) all employer contributions, employee contributions and forfeitures allocated to the accounts of such Participant for such Plan Year under all other defined contribution plans maintained by any Employer or Affiliate; subject, however, to the following exceptions:

     Clause 8.03 (a). For Plan Years beginning on or after March 1, 2002, Employee contributions to a simplified employee pension which are excludable from taxable income under section 408(k)(6) of the Internal Revenue Code shall not be deemed Annual Additions.

     Clause 8.03 (b). In accordance with sections 415(c)(2) and 419(d)(2) of the Internal Revenue Code, amounts allocated to a separate account to provide medical benefits to a key employee after his or her severance from employment shall be deemed Annual Additions for purposes of Clause 8.02(a) but not for purposes of Clause 8.02(b). As used in this clause, the terms "key employee" and "medical benefits" shall have the meanings ascribed to them in sections 419A(d)(3) and 419A(f)(2) of such Code.

     Clause 8.03 (c). For any Plan Years beginning on or after March 1, 2002, to the extent permitted under section 414(v) of the Internal Revenue Code as in effect for such Plan Year, catch-up contributions under any such other defined contribution plans shall not be deemed Annual Additions for purposes of Clause 8.02(a).

     Section 8.04. [Reserved]

     Section 8.05. Related Defined Benefit Plans. If an Employer maintained one or more defined benefit pension plans before March 1, 2000, the following shall apply in respect of Plan Years beginning before March 1, 2000:

     Clause 8.05 (a). The defined benefit fraction under all such plans, plus the defined contribution fraction under this Plan and all other defined contribution plans currently or previously maintained by the Employer, shall not exceed one (1) for any Participant.

     Clause 8.05 (b). The defined benefit fraction numerator shall be the Participant's projected annual normal retirement benefit. The denominator shall be the smaller of:

     (i) the maximum percentage limitation amount permitted under Section 415(b)(1)(B) of the Internal Revenue Code times one and four tenths (1.4); or

     (ii) the maximum dollar limitation amount permitted under Section 415(b)(1)(A) of the Internal Revenue Code times one and twenty-five hundredths (1.25) [or times one (1.00) with respect to a Plan Year in which the Plan is a Top Heavy Plan as defined under Clause 4.02(b) of
          Section 4.02 above].

     Clause 8.05 (c). The defined contribution fraction numerator shall be the sum of all annual additions for the Participant since the inception of this Plan and any other defined contribution plans currently or previously maintained by the Employer. The denominator shall be the sum of the smaller of the following for each Plan Year for which a contribution has been included in the defined contribution fraction numerator as described above:

     (i) the maximum percentage limitation amount permitted under Section 415(c)(1)(B) of the Internal Revenue Code times one and four tenths (1.4); or

     (ii) the maximum dollar limitation amount permitted under Section 415(c)(1) of the Internal Revenue Code times one and twenty-five hundredths (1.25) [or times one (1.00) with respect to any Plan Year in which the Plan is a Top Heavy Plan as defined under Clause 4.02(b) of Section
          4.02 above].

     Section 8.06. Correction of Excess Caused by this Plan. If an Annual Addition for a Participant would exceed the limit in Sections 8.01 through 8.05 above, it shall be reduced pursuant to Section 1.415-1(d) of the regulations promulgated by the Secretary of the Treasury or his or her delegate as necessary to eliminate the excess, as follows:

     Clause 8.06 (a). Profit Sharing Contributions shall be reduced.

     Clause 8.06 (b). To the extent of any excess remaining after the reduction under Clause 8.06(a) above of this Section 8.06, the Participant's forfeiture allocation associated with Profit Sharing Contributions shall be reduced and reallocated to other Participants.

     Clause 8.06 (c). If any forfeitures cannot be reallocated under Clause 8.06(b) above of this Section 8.06 because of the Annual Addition limitation, these shall be placed in a suspense account and allocated as soon as possible. No revaluation adjustment shall be made in the suspense account for investment results. If the Plan terminates and there are unallocable forfeitures, they shall be returned to the Employer.

     Clause 8.06 (d). To the extent that any amount is paid to the Plan by mistake to cover a contribution that is reduced, Section 6.05 above shall apply. If an Employer payment is not returned within one year, the amount will be placed in a suspense account in the Plan to the credit of the Employer and applied as soon as practicable to pay Plan expenses or cover future contributions.

     Section 8.07. Correction of Excess Caused Partly by Other Plans. If an Annual Addition for a Participant would exceed the limit in Sections 8.01 through 8.05 above because of any other tax qualified retirement plan or plans of an Employer, the contributions, forfeiture reallocations and benefits under this Plan and such other plan or plans shall be reduced as necessary to meet the limit, in the following order:

     Clause 8.07 (a). Benefits under any defined benefit pension plan.

     Clause 8.07 (b). Profit Sharing Contributions under this Plan.

     Clause 8.07 (c). Forfeitures allocated with Profit Sharing Contributions under this Plan.

     Clause 8.07 (d). Annual additions under any defined contribution plan other than this Plan.

Emmis Operating Company - Profit Sharing Plan


                                   ARTICLE IX

                            Investment of Trust Fund

     Section 9.01. Administration of Trust Fund. The Trust Fund shall be held and administered by the Trustee in accordance with a Trust Agreement executed by and between the Company and the Trustee. The Trust created by such Trust Agreement shall form a part of this Plan.

     Section 9.02. Responsibilities of Trustee. The Trustee shall be responsible for the management and investment of the Trust Fund in accordance with the Trust Agreement. It shall be the "named fiduciary" referred to in Section 402(a) of ERISA with respect to the control, management and disposition of the assets of the Trust.

     Section 9.03. Funding Policy. The Committee shall establish and review from time to time as necessary a funding policy and method consistent with the objectives of the Plan, the provisions of the Trust Agreement, and the requirements of Title I of ERISA. In establishing and reviewing such funding policy and method, the Committee shall endeavor to determine the short-term and long-term objectives and financial needs of the Plan, taking into account the need for liquidity to pay benefits and the need for investment growth. All actions of the Committee pursuant to this Section 9.03 shall be communicated both to the Trustee and to the Company's Governing Body. The Trustee shall comply with such funding policy and method; provided, however, that the authority and responsibility of the Committee shall extend only to the determination of objectives and needs, and the selection of investments and means of accomplishing such objectives and meeting such needs shall be within the sole discretion of the Trustee.

     Section 9.04. Investments. The Trustee shall invest the assets of the Trust Fund in such investments as it may select and as may be authorized by the Trust Agreement; provided, however, that the Trustee may reserve from investment from time to time such amounts of cash as it deems necessary or advisable in the administration of the Trust. It is anticipated that a significant part or all of the assets of the Trust Fund will be invested in Company Stock. The acquisition and holding by the Trustee of qualifying employer securities [within the meaning of Section 407(d)(5) of ERISA] and qualifying employer real property [within the meaning of Section 407(d)(4) of ERISA] is specifically permitted. Notwithstanding Section 9.02 above, the Trustee shall buy or sell Company Stock only upon the direction of the Committee.

     Section 9.05. Insider Transactions Affecting the Trust Fund. In the case of Participants and Beneficiaries who are subject to Section 16 of the Securities Exchange Act of 1934 (the "1934 Act") with reference to securities of the Company ("Company Insiders"), transactions under this Plan are intended to comply with the applicable conditions of the insider trading exemptions contained in Rule 16 b-3 of the Securities Exchange Commission ("SEC".) To the extent any provision of the Plan or any action by the Trustee or the Committee fails to comply with any requirement imposed under Section 16 of the 1934 Act or fails to qualify for exemption under SEC Rule 16 b-3, such provision or action shall be null and void to the extent permitted by law and deemed appropriate by the Committee. The Trust, the Trustee, the Committee, the Company and the Employers shall assume no responsibility or liability for any liability imposed on a Company Insider under Section 16 of the 1934 Act. Failure by a Company Insider to comply with the exemption conditions of SEC Rule 16 b-3 may necessitate legal action by the Company to recapture profits realized or due to an election or transaction. Company Insiders are urged to seek qualified independent legal counsel prior to undertaking transactions or elections affecting the amount invested in the Stock Account on their behalf.

Emmis Operating Company - Profit Sharing Plan


                                   ARTICLE X

                              Accounting Provisions

     Section 10.01. Participant Accounts. The Committee shall maintain separate Accounts for each Participant as follows:

     Clause 10.01 (a). Investment Accounts. The Committee shall maintain an Account for each Participant known as the Participant's "Investment Account." There shall be recorded in this Account all transactions affecting the Participant's interest in the Trust Fund, exclusive of the portion thereof invested in Company Stock.

     Clause 10.01 (b). Stock Accounts. The Committee shall maintain an Account for each Participant known as the Participant's "Stock Account." This Account shall reflect the Participant's interest in the portion of the Trust Fund consisting of Company Stock.

     Clause 10.01 (c). Pre-Break and Post-Break Accounts. If a Participant has had a Forfeiture Break in Service and is not fully vested, and if the amounts standing to his or her credit include amounts attributable to contributions (or forfeitures with respect thereto) allocated prior to such break as well as amounts attributable to contributions (or forfeitures with respect thereto) allocated subsequent to such break, the Committee shall maintain separate Investment Accounts and Stock Accounts for such Participant so that the former amounts are not contained in the same Investment Account or Stock Account as the latter amounts.

     Section 10.02. Allocation Account. The Committee shall maintain a bookkeeping account known as the "Allocation Account." It shall credit to this account (i) all Employer contributions; and (ii) all amounts forfeited pursuant to Sections 6.08 above and 12.05 below. There shall be charged to this account all Employer contributions (or forfeitures with respect thereto) which are allocated and credited to Participants' Accounts pursuant to Sections 7.03 and
7.05 above. No share of the earnings and losses of the Trust Fund shall be allocated to the Allocation Account.

     Section 10.03. Commingled Funds. The fact that for administrative purposes the Committee maintains separate Accounts for each Participant shall not be deemed to segregate for such Participant any direct interest in any specific assets held by the Trustee. All such assets may be held by the Trustee as one or more commingled funds. All assets of the Trust Fund, are available to pay benefits to all Participants and Beneficiaries, it being intended that this Plan shall constitute a single plan within the meaning of Section 414(l) of the Internal Revenue Code.

     Section 10.04. Accounting With Respect to Transactions in Company Stock. The following shall apply with respect to transactions in Company Stock:

     Clause 10.04 (a). Employer contributions may be made in Company Stock, other property or both. When contributions are made both in Company Stock and in other property, each shall be allocated ratably so that a Participant's allocation of Company Stock bears the same ratio to the total allocation of Company Stock as the Participant's allocation of other property bears to the total allocation of other property.

     Clause 10.04 (b). If Company Stock is purchased during a Plan Year, it shall be deemed to have been purchased with funds or property (other than Company Stock) accounted for as part of the Allocation Account. It shall be deemed to have been purchased with funds or property accounted for as part of Participants' Investment Accounts only to the extent the purchase price exceeds the sum of (i) the aggregate amount of funds and property (exclusive of Company Stock) contributed by the Employers for such Plan Year, plus (ii) the net proceeds of all shares of Unallocated Company Stock sold during such Plan Year, plus (iii) the aggregate amount forfeited by Participants as of the Ending Date of such Plan Year (except any Company Stock so forfeited), plus (iv) the aggregate amount of unallocated Employer contributions and forfeitures carried over from prior Plan Years pursuant to Section 8.06 above (except for any part thereof consisting of Unallocated Company Stock). When cash is distributed to a Participant or Beneficiary in lieu of a fractional share of Company Stock, the fractional share shall be deemed to have been "purchased" for purposes of the foregoing. When a Participant or Beneficiary whose Stock Account contains less than three (3) vested shares of Company Stock elects to receive cash in lieu of such Company Stock, the shares not distributed shall be deemed to have been "purchased" for purposes of the foregoing.

     Clause 10.04 (c). If Company Stock is sold during a Plan Year, the shares sold shall be deemed to have been shares of Unallocated Company Stock. They shall be deemed to have been shares of Allocated Company Stock only to the extent the number of shares sold exceeds the number of shares of Unallocated Company Stock contributed by the Employers for such Plan Year, purchased during such Plan Year, forfeited by Participants as of the Ending Date of such Plan Year or carried over from prior Plan Years pursuant to
     Section 8.06 above.

     Section 10.05. Annual Adjustment of Stock Accounts. The number of shares of Company Stock credited to each Stock Account shall be determined as of each Ending Date by or under the direction of the Committee. Company Stock credited to a Stock Account shall be accounted for in full and fractional shares, with such fractions being carried to the nearest thousandth of a share. In making such determination, the Committee shall follow the procedures set forth below:

     Clause 10.05 (a). As of the Ending Date of each Plan Year, the Stock Account of a Participant shall be adjusted for any litigation expenses chargeable thereto pursuant to Section 10.11 below. Such adjustment shall be for such number of full and fractional shares of Company Stock (with such fraction being carried to the nearest thousandth of a share) as shall equal such expenses, based on the market value of such stock as of the last prior Ending Date. Shares and fractional shares charged against the Account pursuant to the foregoing shall be credited to the Allocation Account.

     Clause 10.05 (b). As of the Ending Date of each Plan Year, the Stock Accounts of Participants shall be adjusted in such manner as the Committee deems appropriate to reflect any stock dividend or consolidation or subdivision of shares of Company Stock previously credited to such Accounts. The Allocation Account, to the extent affected by any such change, shall likewise be adjusted.

     Clause 10.05 (c). As of the Ending Date of each Plan Year, there shall be charged against the Stock Accounts of Participants, in proportion to the total number of shares of Company Stock held in each as of the last prior Ending Date, all shares of Company Stock which were sold during such Plan Year and which, pursuant to Clause 10.04(c) of Section 10.04 above, are deemed to have been shares of Allocated Company Stock.

     Clause 10.05 (d). As of the Ending Date of each Plan Year, there shall be allocated to the Stock Accounts of Participants, in proportion to the net credit balances of their respective Investment Accounts as of the last prior Ending Date, all shares of Company Stock which, pursuant to Clause 10.04(b) of Section 10.04 above, are deemed to have been purchased during such Plan Year with amounts allocated to Participants' Investment Accounts as of a prior Ending Date.

     Clause 10.05 (e). As of the Ending Date of each Plan Year, the shares of Company Stock forfeited as of such Ending Date pursuant to Sections 6.08 above and 12.05 below shall be charged against the Stock Accounts of the Participants by whom they were forfeited.

     Clause 10.05 (f). As of the Ending Date of each Plan Year, there shall be allocated to the Stock Accounts of Participants the sum of the following:
     (i) the shares of Company Stock contributed by the Employers for such Plan Year; plus (ii) the shares of Company Stock forfeited as of such Ending Date pursuant to Sections 6.08 above and 12.05 below; plus (iii) the shares of Company Stock purchased during such Plan Year which, pursuant to Clause 10.04(b) of Section 10.04 above, are deemed to have been purchased with funds or property (other than Company Stock) accounted for as part of the Allocation Account; less (iv) the shares of Company Stock sold during such Plan Year which, pursuant to Clause 10.04(c) of Section 10.04 above, are deemed to have been shares of Unallocated Company Stock. This allocation shall be made in the manner provided in Article VII above respecting the allocation of Employer contributions and forfeitures for such Plan Year.

     Clause 10.05 (g). As of the Ending Date of each Plan Year, there shall be charged against the Stock Account of a Participant all shares of Company Stock which are to be distributed to the Participant or his or her Beneficiary as of such Ending Date. There shall also be charged against such Account and credited to the Allocation Account any share or fractional share of Company Stock which is to be converted and distributed to the Participant or his or her Beneficiary in cash as of such Ending Date.

     Clause 10.05 (h). As of each Ending Date, after the foregoing adjustments have been made, the total number of shares of Company Stock credited to Participants' Stock Accounts shall equal the total number of shares of Company Stock then held in the Trust Fund (excluding any such shares distributable to Participants or their Beneficiaries as of such Ending
     Date, and excluding any such shares retained in the suspense account pursuant to Section 8.06 above).

     Section 10.06. Basis Accounts. The Committee shall maintain an account in the name of each Participant known as the Participant's "Basis Account." A Participant's Basis Account shall show the cost or other basis of the shares of Company Stock held in the Participant's Stock Account. The cost of Company Stock contributed by an Employer shall be deemed to be the fair market value thereof as of the date of contribution. When shares of Company Stock are allocated to the Stock Accounts of Participants as of an Ending Date, the cost added to each Participant's Basis Account shall equal the number of shares allocated to such Participant's Stock Account multiplied by the average cost per share of all shares allocated as of such Ending Date. As of the Ending Date of each Plan Year, the Committee shall adjust the Basis Accounts of Participants in such manner as the Committee deems appropriate to reflect any stock dividend or consolidation or subdivision of shares affecting Company Stock previously credited to Participants' Stock Accounts. When shares of Company Stock are distributed to a Participant or Beneficiary, the basis of the shares distributed shall be determined on a last-in, first-out basis.

     Section 10.07. Annual Evaluation of Funds. The Trustee shall evaluate the Trust Fund (excluding any shares of Company Stock held therein) at fair market value as of the Ending Date of each Plan Year. In making such evaluation, the Trustee shall deduct all charges, expenses and other liabilities of the Trust Fund which, as of such Ending Date, are known to the Trustee, fixed in amount, and non-contingent and undisputed in nature, including any distributions payable to Participants or their Beneficiaries as of such date otherwise than in shares of Company Stock. In making such evaluation, the Trustee shall take into account all Employer contributions on account of the Plan Year ending on such date (except for any such contributions paid or to be paid in shares of Company

Stock), whether or not such contributions have been received or finally determined by such date. As soon as practicable after such evaluation, the Trustee shall deliver in writing to the Committee an evaluation of the Trust Fund (exclusive of any shares of Company Stock held therein) and a statement of the amount of net income or loss of the Trust Fund [including appreciation or depreciation in the value of investments other than Company Stock, but excluding
(i) appreciation or depreciation in value of Company Stock and (ii) dividends received or receivable on Company Stock to the extent the same are allocable pursuant to Clause 10.08(f) of Section 10.08 below or paid in Company Stock] since the last previous evaluation. Except as otherwise expressly provided in this Plan, and except as may be provided in the Trust Agreement, and except as may be provided by rule or regulation of the Committee with respect to particular items or categories of income and expense, the Trustee shall keep its books and records on the basis of the accrual method of accounting.

     Section 10.08. Annual Adjustment of Participants' Investment Accounts. The Committee shall adjust the credit balances of all Participants' Investment Accounts as of the Ending Date of each Plan Year. In making such adjustments, the Committee shall take the following steps in the following order:

     Clause 10.08 (a). First, all payments and distributions made since the last Ending Date to or for the benefit of a Participant or his or her Beneficiary (e.g., litigation expenses deducted pursuant to Section 10.11 below) shall be charged to the Investment Account of such Participant, except to the extent such payments and distributions relate to amounts charged to such Investment Account as of any prior Ending Date or to interest on such amounts, and except to the extent such payments and distributions are chargeable to such Participant's Stock Account.

     Clause 10.08 (b). Next, there shall be credited to the Investment Accounts of Participants, in proportion to the total number of shares of Company Stock held in their respective Stock Accounts as of the immediately preceding Ending Date, the proceeds of all shares of Company Stock which were sold during such Plan Year and which, pursuant to Clause 10.04(c) of
     Section 10.04 above, are deemed to have been shares of Allocated Company Stock.

     Clause 10.08 (c). Next, there shall be charged to the Investment Accounts of Participants, in proportion to the respective balances of such Accounts as of the immediately preceding Ending Date, the purchase price of all shares of Company Stock which, pursuant to Clause 10.04(b) of Section 10.04 above, are deemed to have been purchased during such Plan Year with funds or property previously credited to such Accounts.

     Clause 10.08 (d). Next, the amounts forfeited as of such Ending Date pursuant to Sections 6.08 above and 12.05 below shall be charged against the Investment Accounts of the Participants by whom they were forfeited.

     Clause 10.08 (e). Next, the net credit balances of all Participants' Investment Accounts shall be adjusted by crediting or charging to such Accounts the net increase or decrease in value of the Trust Fund since the last Ending Date [disregarding (i) any appreciation or depreciation in value of shares of Company Stock, (ii) any dividends on Company Stock paid in Company Stock and (iii) any dividends on Company Stock paid in cash or property other than Company Stock which are allocable pursuant to Clause 10.08(f) below of this Section 10.08]. Such net increase or decrease shall be credited or charged to such Accounts in proportion to the respective invested values of such Accounts for such Plan Year. The invested value of an Investment Account for a Plan Year shall be the portion of the net credit balance of such Account that is invested as of the Ending Date of the previous Plan Year, reduced by the full amount of all payments and distributions chargeable to such portion as of such Ending Date pursuant to Clause 10.08(a) above of this Section 10.08, further reduced by the full amount of all forfeitures chargeable to such portion as of such Ending Date pursuant to Clause 10.08(d) above of this Section 10.08, and increased, if the Committee so elects, by a percentage of any contributions allocable to such portion as of such Ending Date that were made otherwise than in shares of Company Stock and received by the Trustee prior to such Ending Date. The percentage of such unallocated contributions to be taken into account may be weighted, in a reasonable manner to be determined by the Committee, to reflect the time since the immediately preceding Ending Date during which such amounts were actually held and invested by the Trustee.

     Clause 10.08 (f). Next, there shall be allocated to the Investment Accounts of Participants, in proportion to the total number of shares of Allocated Company Stock held in their respective Stock Accounts as of the immediately preceding Ending Date, all dividends paid in cash or property other than Company Stock which were received or accrued during such Plan Year on shares of Allocated Company Stock.

     Clause 10.08 (g). Next, the contributions of the Employers for such Plan Year (except the portion allocable to the Stock Accounts of Participants in accordance with Section 10.05 above) shall be allocated and credited in accordance with Article VII above; and the forfeitures that are allocable as of such Ending Date (excepting those allocable to the Stock Accounts of Participants in accordance with Section 10.05 above) shall be allocated and credited in accordance with Article VII above.

     Clause 10.08 (h). Next, all payments and distributions payable as of such Ending Date to or for the benefit of a Participant or his or her Beneficiary shall be charged to the Investment Account of such Participant, except to the extent payable in shares of Company Stock.

     Clause 10.08 (i). After adjustment in accordance with Clauses 10.08(a) through 10.08(h) above of this Section 10.08, the sum of the net credit balances of all Participants' Investment Accounts shall equal the net worth of the Trust Fund as of such Ending Date (determined in accordance with Section 10.07 above without regard to any shares of Company Stock held therein and after reduction on account of any distributions to Participants or their Beneficiaries as of such Ending Date).

     Clause 10.08 (j). The net credit balances of Participants' Investment Accounts, as adjusted as of such Ending Date in accordance with the procedure provided in this Section 10.08, shall remain the same until similarly adjusted as of the next Ending Date.

     Section 10.09. Individual Statement. As soon as practical after each Ending Date, but within the time prescribed by ERISA and the regulations thereunder, the Committee shall deliver to each Participant a statement showing the Participant's Aggregate Account Balance as of such Ending Date and providing such other information as ERISA requires to be provided. No Participant, except a member of the Committee, shall have the right to inspect the records of the Accounts of any other Participant.

     Section 10.10. Accounting Procedures. The Committee shall establish appropriate accounting procedures for making allocations to, and evaluations of, Participants' Accounts in order to insure an equitable and nondiscriminatory allocation among the Accounts of all Participants. From time to time, the Committee may modify its procedures for the purpose of achieving an equitable and nondiscriminatory allocation in accordance with the general concepts of the Plan; provided, however, that such modifications to achieve equity shall not reduce the vested portion of any Participant's interest in his or her Accounts.

     Section 10.11. Litigation Costs. In order to protect the Trust against depletion as a result of litigation, in the event that any Participant or Beneficiary, or any person claiming an interest by or through a Participant or Beneficiary, shall bring a legal or equitable action against the Plan, the Committee, the Trustee, or any of them, pertaining to the Plan or Trust, the result of which shall be adverse to such Participant, Beneficiary or person, or in the event the Committee or the Trustee shall find it necessary to bring any legal or equitable action pertaining to the Plan or Trust against any Participant or Beneficiary, or any person claiming an interest by or through a Participant or Beneficiary, the result of which shall be adverse to such Participant, Beneficiary or person, the cost (including reasonable attorney's fees) to the Committee or the Trustee of defending or bringing such suit, as the case may be, shall be charged, to the extent possible, directly to the Accounts of such Participant under the Plan, and only the excess, if any, of such costs over the amounts then credited to such Accounts shall be charged as an expense of the Trust Fund. Such cost shall be charged against the Investment Account of such Participant to the extent possible and to the Stock Account of such Participant to the extent this is not possible. If such a charge is made against the Accounts of a Participant who is not fully vested, the vested amount of such Participant with reference to such Accounts shall thereafter be determined by
(i) adding back the amount of the charge, (ii) multiplying this sum by the vested percentage indicated in Clauses 12.03(a) or 12.03(b) of Section 12.03 below (whichever applies) and (iii) deducting from this product the amount of the charge.

Emmis Operating Company - Profit Sharing Plan



                                   ARTICLE XI

                                    Benefits

     Section 11.01. Form of Benefit. All benefits under the Plan shall be distributed in a lump sum. This is the only method of distribution permitted under the Plan. Such distribution shall include the entire vested Aggregate Account Balance of the Participant or Beneficiary as of the latest Ending Date coinciding with or preceding the date of distribution. Benefits attributable to a Participant's Stock Account shall be distributed in the form of shares of Company Stock, except that cash shall be distributed in lieu of any fractional share and Participants or Beneficiaries whose Stock Account at the time of distribution contains less than three (3) vested shares of Company Stock may request in writing to receive cash in lieu of such shares of Company Stock. Benefits attributable to a Participant's Investment Account shall be distributed in the form of cash.

     Section 11.02. Time of Distribution. Except as provided in Clauses 11.02(a) through 11.02(h) below, benefits under the Plan shall become distributable on the Ending Date of the Plan Year within which the Participant's Termination of Employment occurs. The foregoing general rule is subject to the following exceptions:

     Clause 11.02 (a). Participant Consent. A Participant whose vested Aggregate Account Balance does not exceed $5,000 at the time of payment must consent in writing to receive his or her benefits before his or her Normal Retirement Date. If such a Participant does not consent to distribution as of the Ending Date of the Plan Year in which his or her Termination of Employment occurs, distribution of the Participant's benefit under the Plan shall be postponed and shall become distributable on the earlier of: (i) the Ending Date of any Plan Year in which the Participant requests in writing to receive his or her benefits, (ii) the Ending Date of the Plan Year which includes the Participant's Normal Retirement Date, or (iii) the Ending Date of the Plan Year in which the Participant dies.

     Clause 11.02 (b). In-Service Withdrawals. The Committee, at the request of a Participant who remains in the employ of an Employer following his or her Retirement Date, shall direct the Trustee, on any Ending Date which coincides with or follows such Retirement Date and which is more than sixty
     (60) days prior to his or her Required Beginning Date, to make a lump sum distribution to such Participant of his or her Aggregate Account Balance as of such Ending Date. Any such distribution shall become distributable on such Ending Date. After receiving such a distribution, the Participant shall continue to be a Participant under the Plan until he or she ceases to be an Employee and thereafter until any additional funds to which he or she may become entitled under the Plan have been distributed in accordance with the Plan.

     Clause 11.02 (c). Election to Defer Benefit Distribution. A Participant who incurs a Termination of Employment on or after his or her Retirement Date may elect to have the distribution of any benefit under the Plan commence at a date later than the date specified above; provided, however, that the deferred benefit commencement date so selected shall be a Ending Date coinciding with or preceding the Participant's Required Beginning Date. This election must be made by the Participant in writing and must be delivered to the Committee within 30 days after the Committee gives the Participant the notification required under Section 11.08 below. In the event a Participant makes an election under this clause and dies prior to the deferred benefit commencement date selected, the Participant's benefits shall become distributable on the Ending Date of the Plan Year in which the Participant dies.

     Clause 11.02 (d). Mandatory Distribution at Age 70 1/2. Anything herein to the contrary notwithstanding, in the case of a Participant who remains in the employ of the Employers after his or her Required Beginning Date, distribution of the Participant's entire Aggregate Account Balance shall become distributable on such Required Beginning Date and shall in all events be distributed on or before April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2.) Such distribution shall not prevent the Participant from accruing further benefits under the Plan. Additional Account balances accruing from continued participation shall become distributable in a lump sum on each Ending Date following the Participant's Required Beginning Date.

     Clause 11.02 (e). Post-Distribution Additions. If a Participant's Accounts are distributed before the final allocation of contributions and forfeitures is made, a final distribution shall be made to the Participant or his or her Beneficiary promptly after such final allocation.

     Clause  11.02  (f).   Delayed   Distribution.   The   Committee  may  delay
     distribution of benefits for a reasonable period necessary to process payment but in no event beyond sixty (60) days after the latest of the following: (i) the Ending Date of the Plan Year within which the Participant's Retirement Date or death occurs; (ii) the earliest date on which the amount of such benefits can be ascertained; or (iii) the date the Committee receives the Participant or Beneficiary's benefit application.

     Clause 11.02 (g). Distributions to Company Insiders. With respect to Participants and Beneficiaries who are subject to Section 16 of the Securities and Exchange Act of 1934 with reference to securities of the Company, benefits distributed under this Article XI shall be subject to the provisions of Section 9.05 above.

     Clause 11.02 (h). Reference to Code and Regulations. All benefits under the Plan shall be distributed within the time allowed under Section 401(a)(9) of the Internal Revenue Code and the Treasury Regulations proposed and promulgated thereunder, including, the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the Proposed Regulations. In the event of any conflict between the Plan and these provisions of the Code and the regulations promulgated by the Secretary of the Treasury or his or her delegate thereunder, the latter shall control.

     Section 11.03. Amount of Distribution. Benefits under the Plan shall be based on the Participant's vested Aggregate Account Balance as of the Ending Date next preceding the date of distribution. To the extent such distribution consists of Company Stock, such distribution shall include all proceeds and dividends with respect to such stock paid on or after such Ending Date and before the date of such distribution.

     Section 11.04. Distributions to Minors and Disabled Persons. Any benefit which is distributable to a person who is a minor, or to a person who, in the opinion of the Committee, is unable to manage his or her affairs by reason of illness or mental incompetency, may be made to or for the benefit of any such person in such of the following ways as the Committee shall direct: (i) directly to any such minor person if, in the opinion of the Committee, he or she is able to manage his or her affairs, (ii) to the legal representative of any such person, (iii) to a custodian under a uniform gifts or transfers to minors act for any such minor person, or (iv) to some near relative of any such person to be used for the latter's benefit. Neither the Committee nor the Trustee shall be required to see to the application by any third party of any payment made to or for the benefit of a person pursuant to this Section 11.04.

     Section 11.05. Direct Rollovers. An eligible recipient of an eligible rollover distribution may elect before such benefit is disbursed to have any portion thereof not less than $500 distributed by a Direct rollover into an eligible retirement plan, subject to the following requirements:

     Clause 11.05 (a). The recipient shall furnish the Committee sufficient information to identify the eligible retirement plan and the trustee, custodian or insurer thereunder to whom the transfer should be paid.

     Clause 11.05 (b). "Eligible retirement plan" means (i) an employees' trust described in section 401(a) of the Internal Revenue Code which is exempt from tax under section 501(a) of the Internal Revenue Code, (ii) an annuity plan described in section 403(a) of such Code, (iii) an individual retirement account described in section 408(a) of such Code, (iv) an individual retirement annuity described in section 408(b) of such Code, (v) an eligible deferred compensation plan described in section 457(b) of such Code that agrees to separately account for amounts rolled into such plan from any other type of eligible retirement plan and that is maintained by an eligible employer described in section 457(e)(i)(A) of such Code, or
     (vi) an annuity contract described in section 403(b) of such Code; provided, however, that such trust, plan, account, annuity or contract is authorized to accept the eligible recipient's eligible rollover distribution.

     Clause 11.05 (c). "Eligible rollover distribution" means any distribution to an eligible recipient of all or any portion of the Employee's vested Aggregate Benefit Account Balance; provided, however, that such term shall not include (i) any distribution which is one of a series of substantially equal annual or more frequent periodic distributions being made over the life or life expectancy of the Participant or the joint lives or joint life expectancies of the Participant and a designated beneficiary or over a specified period of ten years or more, (ii) any distribution to the extent it is required under section 401(a)(9) of the Internal Revenue Code, or
     (iii) any distribution which is made upon hardship of the Participant.

     Clause 11.05 (d). "Eligible recipient" means the Participant, the spouse of a deceased Participant and a spouse or former spouse who is an alternate payee under a Qualified Domestic Relations Order.

     Clause 11.05 (e). The maximum amount that may be distributed by a Direct rollover into an eligible retirement plan pursuant to this Section 11.05 shall not exceed the portion of such eligible rollover distribution which would be includible in the eligible recipient's gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities), unless the amount in excess of such maximum (i) is transferred in a direct trust-to-trust transfer to a qualified trust under a qualified defined contribution plan which agrees to separately account for such excess amount or (ii) is transferred to an individual retirement account described in section 408(a) of the Internal Revenue Code or an individual retirement annuity described in section 408(b) of such Code.

     Section 11.06. Benefits on Death. A Participant's benefits under the Plan, to the extent not distributed to the Participant before the Participant's death, shall be distributed to the Participant's Beneficiary or Beneficiaries. A
Participant may designate, in writing, the Beneficiary or Beneficiaries (including contingent Beneficiaries) to whom the Trustee shall make distributions becoming distributable after his or her death. Such designations shall be subject to the following conditions and limitations:

     Clause 11.06 (a). Designation. A Beneficiary designation must be on a form provided or acceptable to the Committee for use in connection with this Plan and must be signed by the Participant. Any such designation shall become effective only upon its receipt by the Committee prior to the death of the Participant. Except to the extent otherwise expressly provided in such designation, the following provisions shall apply with respect to all benefits distributable upon or after the death of the Participant:

          (1) Such benefits shall be divided between and distributed to the designated primary Beneficiaries. If one or more of the primary Beneficiaries do not survive the Participant, the amounts which otherwise would have been payable to such deceased primary Beneficiaries shall instead be divided between and paid to those of the primary Beneficiaries who do survive the Participant, such division to be made in proportion to the amounts otherwise payable to such surviving primary Beneficiaries.

          (2) If no primary Beneficiary shall survive the Participant, such benefits shall be divided between and paid to the designated contingent Beneficiaries. If one or more of the contingent Beneficiaries do not survive the Participant, the amounts which otherwise would have been payable to such deceased contingent Beneficiaries shall instead be divided between and paid to those of the contingent Beneficiaries who do survive the Participant, such division to be made in proportion to the amounts otherwise payable to such surviving contingent Beneficiaries.

          (3) In the event of the termination of the Participant's marriage, by dissolution, divorce or annulment, subsequent to the receipt of such designation by the Committee, the designation shall be deemed to have been revoked and to be of no further force or effect, except as otherwise required by a Qualified Domestic Relations Order, unless (i) the former spouse of the Participant is not designated by the designation as a primary or contingent Beneficiary and (ii) no trust of which such former spouse is a beneficiary is designated by the designation as a primary or contingent Beneficiary.

     Clause 11.06 (b). Change of Designation by Participant. Subject to the requirements of Clause 11.06(c) below of this Section 11.06 relating to spousal consent, a Participant may at any time revoke a prior designation and change designated primary Beneficiaries and contingent Beneficiaries by delivering a revised Beneficiary designation to the Committee in accordance with the provisions of this Section 11.06. Any such revised designation shall become effective only upon its receipt by the Committee prior to the death of the Participant. The last effective designation received by the Committee shall be controlling and, whether or not dispositive of all of the benefits payable with respect to the Participant after his or her death, shall supersede all prior designations.

     Clause 11.06 (c). Benefits Payable to Spouse of Participant. Unless the surviving spouse of a Participant has consented to some other disposition or files a written disclaimer, any benefits payable with respect to the Participant after the death of the Participant shall be paid to the surviving spouse of the Participant. Any such consent must relate to, and must be set forth upon or appended to, the last effective Beneficiary designation submitted by the Participant. Any such consent must be signed by such surviving spouse and witnessed by a representative of the Committee or by a notary public. Such consent, once given, may not be revoked. No Beneficiary designation of a Participant which has been consented to by the spouse of the Participant in accordance with the foregoing provisions may be revoked by such Participant at a time when such Participant remains married to such spouse, except with the written consent of such spouse. A surviving spouse or other Beneficiary who is entitled to receive any benefits under the provisions of this Plan may disclaim all or part of such benefits in the manner provided by law. If a surviving spouse or other Beneficiary effectively disclaims any benefits payable under the provisions of this Plan, such benefits shall be paid to such person or persons as would have been entitled thereto had such spouse or other Beneficiary not survived the Participant.

     Clause 11.06 (d). Failure of Participant to Designate. If a Participant dies without designating a Beneficiary in accordance with this Section 11.06, or if none of the Beneficiaries designated by the Participant survive the Participant, the Participant shall be deemed to have designated the following Beneficiaries in the following order of priority (i) the surviving spouse of the Participant; (ii) if the Participant has no surviving spouse but has a surviving descendant, the children of the Participant, including adopted children, equally, the share of any child who does not survive the Participant to pass to the surviving descendants of such child, per stirpes, if any descendant of such child survives the Participant, otherwise to augment the shares of the other of such children or their respective descendants; (iii) if the Participant has no surviving spouse or descendant but has a surviving parent, the parents of the Participant, equally, or the survivor of them if one but not both of them survives the Participant; or (iv) if the Participant has no surviving spouse, descendant or parent, the estate of the Participant. The provisions of this clause shall be subject to the provisions of any applicable Qualified Domestic Relations Order.

     Clause 11.06 (e). Limitations on Beneficiaries' Rights. Whenever the rights of a Participant are stated or limited in the Plan, his or her Beneficiaries shall be bound thereby. A Beneficiary's right to information or data concerning the Plan shall not arise until he or she first becomes entitled to receive a benefit under the Plan.

     Section 11.07. Distributions Under Domestic Relations Orders. Nothing contained in this Plan prevents the Trustee, in accordance with the direction of the Committee, from complying with the provisions of a Qualified Domestic Relations Order. The following rules shall apply to distributions under Qualified Domestic Relations Orders:

     Clause 11.07 (a). This Plan specifically permits distribution to an alternate payee under a Qualified Domestic Relations Order at any time, irrespective of whether the Participant has attained his or her earliest retirement age [as defined under Section 414(p) of the Internal Revenue Code] under the Plan. A distribution to an alternate payee prior to the Participant's attainment of his or her earliest retirement age is available only if: (i) the order specifies an earlier distribution or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (ii) either the amount payable to the alternate payee does not exceed $5,000 at the time of payment or the alternate payee consents to any distribution occurring prior to the Participant's attainment of his or her earliest retirement age. Nothing in this Section
     11.07 gives a Participant a right to receive distribution at a time otherwise not permitted under the Plan, nor does it permit the alternate payee to receive a form of payment not otherwise permitted under the Plan.

     Clause 11.07 (b). The Committee shall establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Committee promptly shall notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Committee must determine the qualified status of the order and must notify the Participant and each alternate payee, in writing, of its determination. The Committee shall provide notice under this Section 11.07 by mail to the address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

     Clause 11.07 (c). If the Participant's vested benefit becomes payable during the period the Committee is making its determination of the qualified status of the domestic relations order, the Committee must make a separate accounting of the amounts payable. If the Committee determines the order is a Qualified Domestic Relations Order within eighteen (18) months of the date amounts first are payable following receipt of the order, the Committee shall direct the Trustee to distribute the payable amounts in accordance with the order. If the Committee does not make its determination of the qualified status of the order within such eighteen (18) month determination period, the Committee shall direct the Trustee to distribute the payable amounts in the manner provided in the Plan as if the order did not exist.

     Section 11.08. Notification. Prior to distributing benefits, the Committee shall give the Participant or Beneficiary a written explanation of the following:

     Clause 11.08 (a). The right of the Participant whose vested Aggregate Account Balance exceeds $5,000 to defer distribution until the earlier of:
     (i) the Ending Date of any Plan Year in which the Participant requests in writing to receive his or her benefits, or (ii) the Ending Date next following his or her Normal Retirement Date.

     Clause 11.08 (b). The right of the Participant or Beneficiary whose Stock Account contains less than three (3) vested shares of Company Stock to receive upon written request the distribution of such benefits in cash.

     Clause 11.08 (c). The right of the Participant or Beneficiary to receive distribution in the form of a Direct Rollover under Section 11.05 above, if applicable.

     Clause 11.08 (d). The applicability of mandatory federal income tax withholding if a Direct Rollover could be elected under Section 11.05 above and is not.

     Clause 11.08 (e). The applicable rules on rollover and taxation of the distribution as required by Section 402(f) of the Internal Revenue Code. Such notification shall be provided no earlier than ninety (90) days and no later than thirty (30) days prior to the distribution. However, the thirty
     (30) day limitation may be waived if the Participant affirmatively elects to make, or not to make, a Direct Rollover under Section 11.05 above after having been informed of such right of election and having been given the opportunity to consider such election for at least thirty (30) days.

     Section 11.09. Special Situations

     Clause  11.09 (a).  Rehired  Participants.  If a  Participant  entitled  to receive benefits is rehired by an Employer before the benefit is distributed, the benefit shall not be distributed except to the extent it would have been distributable without regard to the Participant's earlier Termination of Employment.

     Clause 11.09 (b). Lost Participant or Beneficiary. If the date for distribution of a benefit has passed and the Committee has not located the Participant or Beneficiary, the Committee shall distribute the benefit into an interest bearing account in a financial institution in the name of the Participant or Beneficiary. This shall constitute a lump sum distribution to which regular tax reporting and withholding requirements shall apply.

     Section 11.10. Elective Transfers To Other Plans of Employer. A Participant may elect to transfer his or her entire benefit under this Plan to another qualified defined contribution plan maintained by an Employer, even if such transfer results in the elimination or reduction of protected benefits, if the following requirements are met:

     Clause 11.10 (a). The transfer may be made only if the Participant makes a voluntary, fully-informed election to transfer his or her entire benefit from this Plan to the other plan. The Participant must be informed of his or her right, in lieu of transferring such interest, to retain his or her protected benefits under the Plan or, if the Plan is terminating, to receive any optional form of benefit for which he or she is eligible under this Plan.

     Clause 11.10 (b). The transfer must be made (i) in connection with an asset or stock acquisition, merger or similar transaction involving a change in employer of the employees of a trade or business or (ii) in connection with a change in the Participant's employment status as a result of which the Participant is not entitled to additional allocations under this Plan.

     Clause 11.10 (c). The transfer must be effected in a manner satisfying the requirements of section 414(l) of the Internal Revenue Code relating to transfers of plan assets.

Emmis Operating Company - Profit Sharing Plan


                                  ARTICLE XII

                                   Forfeitures

     Section 12.01. Full Vesting at Retirement Date. A Participant's Accounts shall become fully vested upon his or her Retirement Date.

     Section 12.02. Full Vesting on Death, Disability or Sale of Business. The Accounts of a Participant shall become fully vested upon the occurrence of any of the following: (i) such Participant dies while in the employ of an Employer or on an Authorized Leave of Absence; (ii) such Participant incurs a Termination of Employment by reason of his or her Total and Permanent Disability; or (iii) such Participant incurs a Termination of Employment as a result of or in connection with the sale of an Employer or the sale by an Employer of a broadcasting station, network, publication or other property of such Employer. The Committee shall determine whether a Participant has incurred a Termination of Employment as a result of or in connection with a sale; provided, however, that a Participant shall not be deemed to have incurred such a Termination of Employment unless (i) his or her primary employment prior to such sale was with the Employer, broadcasting station, network, publication or other property that was sold, (ii) he or she was an Employee at the end of the day next preceding the day on which such sale became effective, and (iii) he or she was no longer an Employee on the day one week after the day on which such sale became effective. The Committee shall determine whether a Participant has suffered a Total and Permanent Disability, and its determination in this respect shall be binding upon the Participant; provided, however, that the Committee, in making such determination, shall obtain and consider professional medical advice. In making its determination, the Committee may require the Participant to submit to medical examinations by doctors selected by the Committee. A Participant's Termination of Employment shall not be deemed to be by reason of Total and Permanent Disability unless, prior to the end of the Plan Year in which such Termination of Employment occurs, or, if such Termination of Employment occurs within sixty (60) days of the end of such Plan Year, within sixty (60) days after such Termination of Employment, the Committee determines such to be the case or the Participant notifies the Committee in writing that he or she claims such to be the case. For purposes of this section, in the case of the sale of an Employer (or a broadcasting station, network, publication or other unit of an Employer) which is implemented in part pursuant to a local management or marketing agreement between the seller and the buyer pending transfer of the applicable licenses, the sale shall be deemed to become effective on the date the employees of such Employer (or such unit of an Employer) cease being Employees of such Employer and become employees of the buyer.

     Section 12.03. Vesting After Reorganization. A Participant credited with at least one Hour of Service after April 4, 2001, the date of reorganization of Emmis Communications Corporation, the Company's parent holding company, shall be fully vested in his or her Accounts under the Plan.

     Section 12.04. Vesting. A Participant shall be vested in his or her Accounts to the extent provided in Clauses 12.04(a) through 12.04(d) below.

     Clause 12.04 (a). Regular Vesting Schedule. A Participant shall be vested in his or her Accounts to the extent of the following percentages (or the higher percentages set forth in Clause 12.04(b) below, if applicable), based upon the number of his or her years of service:

               Completed Years                       Nonforfeitable
                 of Service                           Percentage
                 ----------                           ----------
              Less than 4 years                            0%
              4 or more years                            100%

     Clause 12.04 (b). Top Heavy Vesting Schedule. Effective as of the first day of the first Plan Year for which the Plan is a Top Heavy Plan and for all subsequent Plan Years, the following vesting schedule shall be substituted for the schedule set forth in Clause 12.04(a) above, and a Participant shall be vested in his or her Accounts to the extent of the following percentages, based upon the number of his or her years of service:

             Completed Years                          Nonforfeitable
               of Service                               Percentage
               ----------                               ----------
         Less than 2 years                                  0%
         2 but less than 3 years                           20%
         3 but less than 4 years                           40%
         4 or more years                                  100%

     The foregoing vesting schedule shall apply to all Participants who earn at least one Hour of Service after the schedule becomes effective. A shift to the foregoing vesting schedule from the vesting schedule provided in Clause 12.04(a) above shall be considered a vesting schedule amendment for purposes of Section 17.03 below.

     Clause 12.04 (c). "Year of Service" Defined. For purposes of this Section 12.04, a year of service shall be a period of twelve (12) consecutive months, commencing with any Anniversary Date, during which an Employee has completed one thousand (1,000) Hours of Service. Notwithstanding the foregoing, if (i) any Employee's initial eligibility computation period pursuant to Section 5.03 above overlaps two such vesting computation periods, (ii) said Employee completes one year of service as defined in
     Section 5.03 above but does not complete a year of service as defined in this Clause 12.04(c) in either of such overlapping vesting computation periods, and (iii) said Employee becomes a Participant in the Plan pursuant to Section 5.02 above, then the year of service completed for purposes of
     Section 5.03 above shall be deemed to be a year of service completed for purposes of this Clause 12.04(c).

     Clause 12.04 (d).  Determination of Years of Service . For purposes of this
     Section 12.04, all years of service (whether or not continuous) shall be taken into account, except as follows:

          (1) In the case of any Participant who has any One Year Break in Service, years of service ending before the beginning of such break shall not be taken into account until such Participant has completed a year of service ending after the close of such break.

          (2) In the case of any Participant who has any Forfeiture Break in Service, years of service after such break shall not be taken into account for purposes of determining the vested amount in his or her Accounts which accrued prior to such break.

          (3) Years of service with a predecessor of the Company or an Affiliate shall be taken into account, if such predecessor did not maintain the Plan or a predecessor plan and was not itself an Affiliate, only to the extent such service was for a radio or television station acquired by the Company or such Affiliate from such predecessor, and then only to the extent of one year of service if the Participant had two or more but less than four years of service with such predecessor, or two years of service if the Participant had four or more years of service with such predecessor. If an individual is credited with 1,000 or more Hours of Service in respect of the period which begins when the Company or such Affiliate makes such acquisition and which ends at the close of the Plan Year in which such acquisition occurs, this shall count as a full year of vesting service and shall not be subject to the one for two rule or the two year maximum rule. If an individual is credited with 1,000 or more Hours of Service during the Plan Year in which such acquisition is made but is not credited with 1,000 or more Hours of Service during the portion of such Plan Year remaining after such acquisition occurs, this shall count as a year of service with such predecessor and, together with prior years of service with such predecessor, shall be subject to the one for two rule and the two year maximum rule. Notwithstanding the foregoing, all years of service with the following entities shall be taken into account: (i) Emmis Broadcasting Corporation of Minnesota ("Emmis 2"), a Minnesota corporation which was merged into the Company in 1986; (ii) Emmis Broadcasting Corporation ("Emmis 1"), an Indiana corporation which was merged into Emmis 2 in 1984; and (iii) all corporations which at any time were direct or indirect subsidiaries of Emmis 2.

          (4) In the case of an entity which does not become an Affiliate until after January 24, 1995, years of service with such entity completed prior to the Plan Year in which such entity becomes an Affiliate, during no part of which such entity maintained the Plan or a predecessor plan, shall be taken into account only to the extent such service was for a radio or television station such entity continued to operate after it became an Affiliate, and then only to the extent of one year of service if the Participant had two or more but less than four such years of service, or two years of service if the Participant had four or more such years of service. If an individual is credited with 1,000 or more Hours of Service with such entity either (i) in respect of the period which begins when such entity becomes an Affiliate and which ends at the close of the Plan Year in which such entity becomes an Affiliate or (ii) in respect of the Plan Year in which such entity becomes an Employer, this shall count as a full year of vesting service and shall not be subject to the one for two rule or the two year maximum rule. If an individual is credited with 1,000 or more Hours of Service with such entity during the Plan Year in which such entity becomes an Affiliate but is not credited with 1,000 or more Hours of Service during the portion of such Plan Year remaining after such entity becomes an Affiliate, and if such entity does not become an Employer prior to the close of such Plan Year and did not maintain the Plan or a predecessor plan prior to becoming an Affiliate, this shall count as a year of service completed prior to the Plan Year in which such entity becomes an Affiliate and, together with any prior years of service with such entity, shall be subject to the one for two rule and the two year maximum rule.

          (5) For purposes of this Clause 12.04(d), "predecessor plan" means any pension, profit sharing, stock bonus, annuity or bond purchase plan of an Employer described in Sections 401(a), 403(a) or 405(a) of the Internal Revenue Code that was terminated within a period of five years immediately preceding or following such Employer's adoption of this Plan.

     Section 12.05. Forfeiture of Non-Vested Amount. In the case of a Participant who incurs a Termination of Employment prior to becoming fully vested under Section 12.01 or 12.03 and without thereby becoming fully vested under Section 12.02, the excess of (i) the total amount in each Account of such Participant over (ii) the vested amount determined in accordance with Clauses 12.04(a) and 12.04(b) (whichever applies), which excess is hereinafter referred to as the "non-vested amount," shall be forfeited in accordance with the provisions of Clauses 12.05(a) through 12.05(c) below of this Section 12.05:

     Clause 12.05 (a). Time of Forfeiture. The Participant's non-vested amount shall be forfeited as of the earlier of the following dates:

          (1) On the Ending Date of the Plan Year in which the Participant first incurs a Forfeiture Break in Service.

          (2) On the Ending Date of the Plan Year in which the Participant dies.

          (3) On the Ending Date as of which the Participant receives a cash-out distribution of the vested portion of his or her Accounts pursuant to
     Section 16.02 above. [For this purpose, a zero vested balance of a Participant shall be treated as though it were distributed immediately upon the Participant's Termination of Employment.]

     Clause 12.05 (b).  Determination of Non-Vested Amount. For purposes of this
     Section 12.04, the total amount in an Account of a Participant (i.e., the sum of the vested amount and the non-vested amount) shall be the net credit balance of such Account as of the Ending Date the non-vested amount is forfeited, after making the adjustment required to be made pursuant to Clauses 10.05(a) through 10.05(d) of Section 10.05 above and Clauses 10.08(a) through 10.08(c) of Section 10.08 above as of such Ending Date but prior to making the other adjustments required to be made as of such Ending Date.

     Clause 12.05 (c). Charging of Non-Vested Amount. The non-vested amount shall be charged against the Account and credited to the Allocation Account and shall then be charged to the Allocation Account and allocated and credited to the Accounts of other Participants in accordance with the provisions of Article X, all as of the Ending Date such non-vested amount is forfeited. After the non-vested amount has been charged against such Account as aforesaid, the Participant shall be fully vested with respect to any amounts remaining in the Account to his or her credit.

     Section 12.06. Restoration of Forfeiture upon Rehire. If a Participant is rehired before incurring a Forfeiture Break in Service but after a forfeiture has been charged against his or her Account in accordance with Section 12.05 above, shares of Company Stock forfeited from the Participant's Stock Account and other amounts forfeited from the Participant's Investment Account shall be subject to restoration under this Section 12.06. If the rehire occurs after a Forfeiture Break in Service, no restoration shall occur.

     Clause 12.06 (a). Restorations under this Section 12.06 shall be made as of the first Ending Date after rehire and application under Clause 12.06(b) below. The number of shares of Company Stock forfeited from the Participant's Stock Account (adjusted for interim consolidation or subdivision stock splits, stock redemptions and stock dividends) shall be credited to the Participant's Stock Accounts and the Participant's Basis Account shall be credited pursuant to Section 10.06. The amount forfeited from a Participant's Investment Account, unadjusted for interim gains and losses, shall be restored to such Participant's Investment Account. Company Stock and amounts restored shall be derived as follows: (i) first, from any forfeitures as of such Ending Date pursuant to Section 12.06 above; (ii) second, from any Profit Sharing Contributions that are allocable as of such Ending Date pursuant to Section 7.05 above; and (iii) third, from any net increase in value of the Trust Fund that would otherwise be allocable as of such Ending Date pursuant to Clause 10.08(e) of Section 10.08 above (such charge against the net increase in value to be allocated among the Investment Accounts in proportion to the respective net increase in value of each.) If the foregoing is insufficient to enable the Committee to make the required restoration, the Employers shall contribute, without regard to any requirement or condition of Section 6.01 above, such additional Company Stock or amounts as are necessary to enable the Committee to make the required restoration. The Committee shall not take into account the allocations under this Section 12.06 in applying the limitations on allocations provided under Article VIII above.

     Clause 12.06 (b). In order to receive a restoration under this Section 12.06, a Participant must be employed by an Employer and apply to the Committee for restoration not later than five (5) years after rehire.

Emmis Operating Company - Profit Sharing Plan



                                  ARTICLE XIII

                       Provisions Regarding Company Stock

     Section 13.01. Voting of Company Stock. Company Stock held in the Trust Fund, whether allocated or unallocated, shall be voted by the Trustee in its discretion.

     Section 13.02. Response to Tender Offer or Proposed Merger or Acquisition. The following provisions shall be applicable in the event of a tender offer, merger or acquisition affecting shares of Allocated Company Stock:

     Clause 13.02 (a). As soon as practicable after receipt of any information regarding a tender offer for Company Stock or information regarding a proposed merger or acquisition pursuant to which holders of Company Stock would have rights (other than or in addition to voting rights), the Committee shall notify all Participants who have Company Stock allocated to their Stock Accounts of the terms of such tender offer or proposed merger or acquisition and such rights in connection therewith. The notice shall include a form of letter of instructions to the Trustee which shall show the number of shares of Company Stock allocated to the Participant's Stock Account and allow the Participant to indicate his or her preference as to how the Trustee should exercise such rights.

     Clause 13.02 (b). Participants shall be entitled to express their preference as to how the Trustee should exercise such rights by completing such letter of instructions and delivering the same to the Trustee within the time fixed by the Trustee in such notice. Any such instructions to the Trustee may be revoked in writing if such revocation is received by the Trustee before the date established by the Trustee for revocation as explained in such notice. The Trustee shall exercise such rights regarding all shares of Company Stock held in the Trust Fund (whether allocated or unallocated) in proportion to the preference indicated by Participants returning their letters of instructions. In determining the proportion of votes cast for each available choice, each shall be deemed to have received that number of votes which is equal to the total number of shares of Company Stock held in the Stock Accounts of Participants who expressed a preference for that choice, with fractional votes (expressed to the nearest one-hundredth) being assigned with respect to any fractional shares held in such Participants' Stock Accounts. The proportion for each choice shall be determined by dividing such number of votes for each choice by the total number voted. The Trustee shall then vote a portion of all Company Stock held in the Trust Fund (whether allocated or unallocated) for each choice in accordance with such proportion. All rights other exercisable in connection with such tender offer, merger or acquisition with respect to shares of Company Stock held in the Trust Fund (whether allocated or unallocated) shall be exercised in accordance therewith.

     Clause 13.02 (c). Any cash or other property received in exchange for Company Stock held in a Participant's Stock Account as a result of the exercise of such rights shall be allocated to the Participant's Investment Account.

Emmis Operating Company - Profit Sharing Plan



                                  ARTICLE XIV

                            Benefit Claims Procedure


     Section 14.01. Claims Procedures. The Committee shall establish and maintain reasonable procedures governing the filing of benefit claims and notification of benefit determinations. Such rules and procedures shall include administrative processes and safeguards designed to ensure that benefit claim determinations are made in accordance with the Plan and, where appropriate, that Plan provisions are applied consistently in respect of similarly situated claimants.

     Section 14.02. Claims for Benefits. Any application for benefits (including withdrawals and loans) under the Plan shall be submitted in accordance with procedures prescribed by the Committee.

     Section 14.03. Denial of Claims. The Committee shall provide the claimant with written or electronic notification of any adverse benefit determination. The notification shall set forth, in a manner calculated to be understood by the claimant, specific reasons for the denial, specific references to the Plan provisions on which the adverse determination was based, a description of any information or material necessary to perfect the claim, an explanation of why any such information or material is necessary, and an explanation of the Plan's review procedures, including the time limits applicable to such procedures and the claimant's right to bring a civil action under section 502(a) of ERISA following an adverse determination on review. Such written notice shall be given to the claimant within 90 days after the Committee receives the claim (45 days in the case of a claim involving disability benefits), unless special circumstances require an extension of time for processing the claim. In no event shall such an extension exceed a period of 90 days from the end of the initial 90-day period. If such an extension is required, written notice thereof shall be furnished to the claimant before the end of the initial 90-day period. Such notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render a decision. If written notice is not given to the claimant within the period prescribed by this Section, the claim shall be deemed to have been denied for purposes of Section
14.05 upon the expiration of such period.

     Section 14.04. Review Panel. The Company's Governing Body from time to time shall appoint a Review Panel. The Review Panel shall consist of three or more individuals who are not members of the Committee but who may (but need not) be officers or employees of an Employer. The Review Panel shall establish and maintain reasonable rules and procedures governing appeals from adverse benefit determinations. Such rules and procedures shall include administrative processes and safeguards designed to ensure that determinations on such appeals are made in accordance with the Plan and, where appropriate, that Plan provisions are applied consistently in respect of similarly situated claimants. The Review

Panel shall be the named fiduciary of the Plan with respect to the review of adverse benefit determinations made by the Committee. When acting in this capacity, it shall have discretionary authority to confirm or overrule such determinations and to interpret Plan provisions pertinent to its review of such determinations.

     Section 14.05. Request for Review of Denial. Any person whose claim for benefits is denied in whole or in part (or such person's duly authorized representative) may appeal the denial by submitting to the Review Panel a request for a full and fair review of such denial. Any such request shall be submitted within 60 days after receiving notification of such denial. The request shall be in writing, shall be addressed to the President of the Company at the Company's principal office, and shall set forth all of the grounds on which it is based, all facts in support of the request, and any other matters which the claimant deems pertinent. Following receipt of such a request, the Review Panel shall conduct a hearing at which the claimant may be represented by an attorney or other representative of his or her choosing and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of his or her claim. Either the claimant or the Review Panel may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished by the court reporter to both the claimant and the Review Panel. If the claimant acts alone in causing the court reporter to attend the hearing, the claimant shall pay the full expense of any such court reporter and such transcripts. Otherwise, the full amount of such expense shall be paid by the Company. Both prior to and after the submission of the request for review, the Review Panel shall give the claimant or his or her representative an opportunity to review (or to receive copies of, free of charge) all documents, records and other information, not legally privileged, which are pertinent to the claim at issue and its denial. Following the submission of the request for review, the Review Panel may require the claimant to submit such additional facts, documents or other material as it may deem necessary or appropriate in making its review.

     Section 14.06. Decision on Review of Denial. Within 60 days after the receipt of the aforesaid request for review, the Review Panel shall conclude its review and deliver to the claimant a written decision on the claim, except that if there are special circumstances [such as the inability to conclude the hearing within 30 days after such receipt] which require an extension of time for processing, the aforesaid 60 day period shall be extended to 120 days. In the event the Review Panel confirms the denial of the claim for benefits in whole or in part, such written decision shall set forth, in a manner calculated to be understood by the applicant, the specific reasons for such denial and specific references to the Plan provisions on which the decision is based. To the extent the Review Panel overrules the denial of the application for benefits, the benefits in question shall be provided to the claimant.

     Section 14.07. Exhaustion of Administrative Remedies. No legal or equitable action for benefits under the Plan shall be brought unless and until the claimant (a) has submitted a claim for benefits in accordance with Section 14.02, (b) has been notified that the claim is denied, (c) has filed a written request for a review of the denial in accordance with Section 14.05 and (d) has been notified in writing that the Review Panel has affirmed the denial of the application; provided, however, that an action may be brought after the Committee or the Review Panel has failed to act in respect of the claim or its denial within the time limits provided in Sections 14.03 and 14.06.

Emmis Operating Company - Profit Sharing Plan




                                      XV-1

                                   ARTICLE XV

                             Spendthrift Provisions

     Section  15.01.  Inalienability  of Benefits.  Subject to the provisions of
Section 11.07 above relating to Qualified Domestic Relations Orders, the right of any Participant or Beneficiary to any benefit or payment under the Plan or Trust Fund or to any separate Account maintained as provided in the Plan shall not be subject to voluntary or involuntary transfer, alienation or assignment. Except for any claim the Trustee may have against a Participant as security for a loan, and except as provided in any Qualified Domestic Relations Order, no such right shall be subject to attachment, execution, sequestration or other legal or equitable process or be in any way subject to the claims of the creditors of the Participant or any Beneficiary, including, without limitation, any liability for contracts, debts, torts, alimony, or support.

     Section 15.02. Application of Benefits In Event Of Attempted Alienation. In the event a Participant or Beneficiary attempts to assign, transfer or dispose of a right to any benefit or payment under the Plan or Trust Fund or to any separate account maintained as provided in the Plan, or in the event such right is subjected to attachment, execution, sequestration or other legal or equitable process, the Committee, in its absolute discretion, may terminate the interest of the Participant or Beneficiary in such benefit or payment and instruct the Trustee to hold or apply such benefit or payment in such manner as the Committee believes will be in the best interest of the Participant or Beneficiary.

     Section 15.03. Payment of Benefits into Court. In the event a question arises concerning the proper recipient of any benefits payable under the Plan, the Committee may bring an action in a court of competent jurisdiction to determine the proper recipient of such benefits. During the pendency of such action, any benefits that become payable shall be paid into the court as they become payable, to be distributed by the court in accordance with the final order entered in such proceedings or any settlement thereof entered into by all of the parties thereto.

Emmis Operating Company - Profit Sharing Plan


                                  ARTICLE XVI

                         Participation By Other Entities

     Section 16.01. Adoption. Any entity, whether or not presently existing, may adopt this Plan with the consent of the Company, pursuant to appropriate written resolutions of the Governing Body of such entity, by executing such documents with the Trustee as may be necessary to make such entity a party to the Trust as an Employer. An entity which adopts the Plan shall thereafter be an Employer with respect to its Employees for purposes of the Plan. The adopting Employers, other than the Company, shall be shown on Appendix A hereto. Appendix A may be revised by an appropriate officer of Company without action by the Governing Body of the Company. By its adoption of this Plan, an entity shall be deemed to have appointed the Company (in the case of powers conferred upon the Company), the Committee (in the case of powers conferred upon the Committee) and the Trustee (in the case of powers conferred upon the Trustee) as its exclusive agent to exercise on its behalf all of the power and authority conferred by this Plan and the Trust Agreement upon the Company, the Committee or the Trustee. The authority of the Company, the Committee and the Trustee to act as such agent shall continue until the Plan is terminated as to such entity and the assets of the Trust Fund attributable to such entity have been distributed by the Trustee as provided in Section 16.03 or 18.03 below.

     Section 16.02. Withdrawal. Any Employer may at any time withdraw from the Plan upon giving the Committee and the Trustee at least thirty (30) days notice in writing of its intention to withdraw.

     Section 16.03. Segregation of Trust Assets Upon Withdrawal. Upon the withdrawal of an Employer pursuant to Section 16.02 above, the Trustee shall segregate the share of the assets of the Trust Fund attributable to such Employer, the value of which share shall equal the sum of (i) the total amount credited to the Accounts of Participants of the withdrawing Employer under the Trust, plus (ii) the portion of the Allocation Account under the Trust which is attributable to the withdrawing Employer and its Participants. The determination of which assets are to be so segregated shall be made by the Trustee in its sole discretion.

     Section 16.04. Exclusive Benefit of Participants. Neither the segregation and transfer of the Trust assets upon the withdrawal of an Employer nor the execution of a new agreement and declaration of trust by such withdrawing Employer shall operate to permit any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of the Participants.

     Section 16.05. Applicability of Withdrawal Provisions. The withdrawal provisions contained in Sections 16.02, 16.03, and 16.04 above shall be applicable only if the withdrawing Employer continues to cover its Participants and eligible Employees in a similar plan and trust qualified under Sections 401 and 501 of the Internal Revenue Code. Otherwise, the termination provisions of the Plan and Trust Agreement shall apply.

Emmis Operating Company - Profit Sharing Plan


                                  ARTICLE XVII

                              Amendment of the Plan

     Section 17.01. Right to Amend. The Governing Body of the Company may amend the Plan with respect to all Employers, and the Governing Body of an Employer may amend the Plan with respect to such Employer, pursuant to a written resolution adopted by such Governing Body, at any time, and from time to time; provided, that any such amendment affecting the timing of allocations and distributions, or the formula that determines the amount, price or timing of such allocations or distributions, to an officer or director of an Employer may not be made effective within six (6) months of the effective date of any other such amendment, except to the extent required to comply with provisions of ERISA or the Internal Revenue Code. Amendments shall be made by means of a written instrument that is identified as an amendment of the Plan and that is effective as of a specified date. Such instrument shall be set forth in a manner consistent with the terms, provisions and format of this Plan instrument. No amendment that affects the rights, duties or responsibilities of the Trustee shall be made without the Trustee's written consent.

     Section 17.02. Effective Date of Amendments. Neither the Company nor any Employer shall have the right to modify or amend the Plan retroactively in such a manner as to deprive any Participant or Beneficiary of any non-forfeitable benefit to which he or she was entitled under the Plan by reason of contributions made prior thereto unless such modification or amendment is necessary to conform the Plan to, or to satisfy the conditions of, any law or governmental regulation or ruling, or to permit the Plan and Trust to meet the requirements of Sections 401(a) and 501(a) of the Internal Revenue Code or any similar statute enacted in lieu thereof. Subject to the foregoing, any amendment of the Plan may be made effective retroactive to the Initial Effective Date of the Plan or retroactive to any subsequent date. As of the date a Participant or Beneficiary becomes eligible to receive benefits under the Plan, his or her rights and benefits under the Plan as then constituted shall be deemed to be fixed, and no subsequent amendment to or revision of the Plan shall be deemed to enlarge, improve, or otherwise alter those rights or benefits, unless such amendment specifically provides to the contrary; and such benefits shall be paid to such Participant or Beneficiary in accordance with the provisions of the Plan as it existed prior to any such subsequent amendments or revisions, unless such amendment specifically provides to the contrary.

     Section 17.03. Vesting Schedule Amendments. If any amendment of the Plan changes the vesting schedule under Clauses 12.04(a) or 12.04(b) of Section 12.04 above, any Participant with three (3) or more years of service (as defined in Clause 12.04(c) of Section 12.04 above, determined as of the end of the period within which the election provided for in this Section 17.03 is permitted) may elect to have his or her vested percentage computed in accordance with the vesting schedule in effect prior to such amendment. The period during which the election may be made shall commence with the date such amendment is adopted and shall end on the later of (i) sixty (60) days after such amendment is adopted,
(ii) sixty (60) days after such amendment becomes effective or (iii) sixty (60) days after the Participant receives notice of such amendment.

     Section 17.04. Protected Benefits. No amendment of this Plan may reduce or eliminate benefits that are protected under Section 411(d)(6) of the Internal Revenue Code, as determined immediately prior to the adoption date (or, if later, the effective date) of the amendment. Except as otherwise provided by applicable regulations promulgated by the Secretary of the Treasury or his or her delegate, an amendment reduces or eliminates protected benefits if the amendment has the effect of eliminating an optional form of benefit.

Emmis Operating Company - Profit Sharing Plan


                                 ARTICLE XVIII

                         Discontinuance of Contributions
                         to Plan or Termination of Plan

     Section 18.01. Right to Terminate Plan. Each Employer contemplates that the Plan shall be permanent and that it shall be able to make contributions to the Plan. Nevertheless, in recognition of the fact that future conditions and circumstances cannot now be entirely foreseen, each Employer reserves the right to terminate (as to such Employer) either the Plan or both the Plan and the Trust.

     Section 18.02. Discontinuance of Contributions. Whenever an Employer determines that it is impossible or inadvisable for it to make further contributions as provided in the Plan, the Governing Body of such Employer may, without terminating the Trust, adopt an appropriate resolution permanently discontinuing all further contributions by such Employer. A certified copy of such resolution shall be delivered to the Committee and the Trustee. Thereafter, the Committee and the Trustee shall continue to administer all the provisions of the Plan which are necessary and remain in force, other than the provisions relating to contributions by such Employer. However, the Trust shall remain in existence with respect to such Employer, and all of the provisions of the Trust Agreement shall remain in force.

     Section 18.03. Termination of Plan and Trust. If the Governing Body of an Employer determines to terminate (as to such Employer) the Plan and Trust completely, they shall be terminated insofar as they are applicable to such Employer as of the date specified in certified copies of resolutions of such Governing Body delivered to the Committee and the Trustee. Upon such termination of the Plan and Trust, after payment of all expenses and proportional adjustment of the Accounts of Participants employed by such Employer to reflect such expenses, Trust Fund profits or losses, and allocations of any previously unallocated funds to the date of termination, such Employer's Participants shall be entitled to receive the amount then credited to their respective Accounts in the Trust Fund. The Committee shall direct the Trustee to distribute such amount as provided in Section 11.01 above. For purposes of allocating any previously unallocated funds, the requirements of Section 7.04 above that a Participant have completed one thousand (1,000) Hours of Service and be an Employee at the end of the Plan Year shall be disregarded.

     Section 18.04. Rights to Benefits Upon Termination of Plan or Complete Discontinuance of Contributions. Upon the termination or partial termination of the Plan by an Employer [within the meaning of Section 411(d)(3) of the Internal Revenue Code], or upon the complete discontinuance of contributions under the Plan by an Employer [within the meaning of Section 411(d)(3) of the Internal Revenue Code], the rights of each of such Employer's Participants to the amount credited to his or her Accounts at such time shall be nonforfeitable without reference to any formal action on the part of such Employer, the Committee or the Trustee.

Emmis Operating Company - Profit Sharing Plan



                                  ARTICLE XIX

                                  Miscellaneous

     Section 19.01. Successor Employers. In the event of the dissolution, merger, consolidation, reorganization or sale of the assets of an Employer, provision may be made by which the Plan, with respect to such Employer, will be continued by the successor; and, in that event, the successor shall be substituted for such Employer under the Plan with respect to such Employer. The substitution of the successor shall constitute an assumption of such Employer's Plan liabilities by the successor, and the successor shall have all of the powers, duties and responsibilities of such Employer under the Plan with respect to such Employer.

     Section  19.02.  Merger or  Consolidation.  Subject  to the  provisions  of
Section 18.04 above, if applicable, this Plan may be wholly or partially merged or consolidated with, or part or all of the Trust Fund may be transferred to another trust fund held under, another plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, if (and only if) the following conditions are met:

     Clause 19.02 (a). Each Participant and Beneficiary would (if either this Plan or the other plan then terminated) be entitled to a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit to which he or she would have been entitled immediately before the merger, consolidation or transfer (if this Plan had been terminated);

     Clause 19.02 (b). Such other plan and trust fund are qualified under Sections 401(a) and 501(a) of the Internal Revenue Code.

     Section 19.03. Status of Employment Relations. The adoption and maintenance of the Plan and Trust shall not be deemed to constitute a contract between an Employer and its Employees or to be consideration for, or an inducement or condition of, the employment of any person. Nothing herein contained shall be deemed (i) to give to any Employee the right to be retained in the employ of an Employer; (ii) to affect the right of an Employer to discipline or discharge any Employee at any time; (iii) to give an Employer the right to require any Employee to remain in its employ; or (iv) to affect any Employee's right to terminate his or her employment at any time.

     Section 19.04. Employment Rights Under USERRA. Notwithstanding any other provision of the Plan to the contrary, contributions, benefits and service credits with respect to qualified military service will be provided in accordance with section 414(u) of the Internal Revenue Code. For purposes of the provisions of this Plan implementing this requirement, including the provisions of the Plan respecting Restoration Contributions and withdrawals and distributions of benefits, the following definitions and limitations shall apply:

     Clause 19.04 (a). "Qualified military service" is defined in section 414(u) of the Internal Revenue Code and means, in respect of an individual who has been absent from a position of employment with an Employer by reason of service in the uniformed services [as defined in 38 U.S.C. ss.4303(13)], any such service in respect of which such individual is entitled to reemployment by such Employer under chaper 43 of title 38 of the United States Code.

     Clause 19.04 (b). The provisions of Section 6.10 respecting Restoration Contributions shall not be interpreted to entitle an individual who has been absent from a position of employment with an Employer to receive any benefits to which such individual would not have been entitled had such individual remained continuously employed in such position.

     Clause 19.04 (c). The provisions of Section 6.10 respecting Restoration Contributions shall not be interpreted to entitle an individual who has been absent from a position of employment with an Employer to have included in the computation of such Restoration Contributions (i) amounts that would have been earned thereon during such period of absence and prior to the time they are made or (ii) amounts attributable to forfeitures allocated during such period of absence.

     Clause 19.04 (d). For purposes of the provisions hereof relating to the withdrawal and distribution of benefits, an individual who is deemed to be on an Authorized Leave of Absence by reason of service in the uniformed services shall not be considered to have incurred a Termination of Employment or severance from employment unless and until such leave terminates prior to his or her return to work. A Participant who is absent from a position of employment with an Employer by reason of service in the uniformed services, and who notifies such Employer that he or she does not intend to return to such position following such service, no longer shall be deemed to be on an Authorized Leave of Absence provided such notice is in writing and is given by the Participant after he or she has been made aware of any specific rights or benefits he or she may lose by giving such notice.

     Section 19.05. Benefits Payable by Trust. All benefits payable under the Plan shall be paid or provided for solely from the Trust. The Employers assume no liability or responsibility therefor.

     Section 19.06. Exclusive Benefit. The assets of the Trust Fund shall not inure to the benefit of any Employer and shall be held for the exclusive purposes of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan.

     Section 19.07. Applicable Law. The Plan and the Trust which is a part thereof shall be construed, regulated, interpreted and administered under and in accordance with the laws of the State of Indiana.

     Section 19.08. Interpretation of Plan and Trust. It is the intention of the Employers that the Plan, and the Trust established by the Employers to implement the Plan, shall comply with the provisions of Sections 401 and 501 of the Internal Revenue Code and the requirements of ERISA, and the corresponding provisions of any subsequent laws, and the provisions of the Plan and Trust Agreement shall be construed to effectuate such intention.

Emmis Operating Company - Profit Sharing Plan



                                   ARTICLE XX

                             Transitional Provisions


     Section 20.01. Assumption of Plan by Emmis Operating Company. Prior to June 22, 2001, the Plan was maintained by Emmis Communications Corporation and its participating affiliates. On June 22, 2001, Emmis Communications Corporation formed the Company as a wholly owned subsidiary and transferred to the Company all of its operating assets and businesses and all of its interests in subsidiaries. On the same date, the Company assumed the rights and obligations of Emmis Broadcasting Corporation as the Plan sponsor. The following provisions of the Plan only are effective on and after June 22, 2001: Section 1.01 changing the name of the Plan from "Emmis Broadcasting Corporation Profit Sharing Plan" to "Emmis Operating Company Profit Sharing Plan"; and Section 2.13 changing the definition of "Company" to mean Emmis Operating Company instead of Emmis
Communications Corporation. Previously, Section 2.13 of the Plan was amended effective as of March 1, 1999, to change the definition of "Company" to mean Emmis Communications Corporation" instead of "Emmis Broadcasting Corporation." The definition of "Company" set forth on Section 2.13 of the Prior Plan shall remain effective for the period prior to March 1, 1999.

     Section 20.02. Eligibility. The provisions of Section 5.01 respecting eligibility only shall be effective for Plan Years beginning on or after March 1, 2002. For Plan Years beginning before March 1, 2002, the provisions of
Section 5.01 of the Prior Plan shall apply. Notwithstanding the foregoing, an individual who is an Employee on April 4, 2001, the date of reorganization of the Company's parent entity, but who has not yet become a Participant, shall be eligible to participate in the Plan, and shall commence such participation, on April 4, 2001, provided (i) he or she is at least 18 years of age, (ii) he or she is not included in a recognized bargaining unit, subject to collective bargaining between his or her exclusive representative and one or more Employers, unless the collective bargaining agreement expressly provided for his or her inclusion as a Participant in the Plan, (iii) he or she is not an Owner-Employee of an unincorporated Employer who is excluded from participation with respect to such Employer pursuant to Section 5.06, and (iv) there is an expectation on the part of his or her Employer that he or she will continue to be an Employee for at least one year and will complete not less than 1,000 Hours of Service during the 12-month period commencing April 4, 2001.

     Section 20.03. Reemployment Following Qualified Military Service. Notwithstanding any other provision of the Plan to the contrary, contributions, benefits and service credits with respect to qualified military service will be provided in accordance with section 414(u) of the Internal Revenue Code. The following provisions implementing this requirement are effective immediately, subject to their compliance with the final Treasury Regulations promulgated under such Code section: Section 2.09, Section 2.47A and Section 19.04.

     Section 20.04. Compensation Limit. Clause 2.15(b) is effective only for Plan Years beginning on or after March 1, 2002. Clause 20.10(a) below shall be effective in lieu thereof for Plan Years beginning on or after March 1, 1998 and prior to March 1, 2002.

     Clause 20.04(a).For purposes of determining all benefits provided under the Plan for any Plan Year, a Participant's "Compensation" for such Plan Year shall be disregarded to the extent it exceeds the Compensation Cap in effect for such Plan Year. The term "Compensation Cap" means $150,000 as adjusted for increases in the cost-of-living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar applies to any Plan Year beginning in such calendar year.

     Section 20.05. Compensation. Section 2.15 [except Clause 2.15(b) thereof] is effective only for Plan Years beginning on or after March 1, 1998. For Plan Years beginning prior to that date, the definition of "Compensation" set forth in Section 2.15 of the Prior Plan shall apply.

     Section 20.06. Definition of Employee. Section 2.20 defining "Employee" is effective only for Plan Years beginning on or after March 1, 1998. For Plan Years beginning prior to that date, Section 2.20 of the Prior Plan shall apply.

     Section 20.07. Service With Other Entities. Clause 2.29(d) respecting the crediting of prior service with acquired entities is effective only for Plan Years beginning on or after March 1, 1998. For Plan Years beginning before that date, Clause 2.29(d) of the Prior Plan shall apply.

     Section 20.08. Determination of Years of Service for Vesting. Clause 12.04(d) respecting vesting service determinations is effective only for Plan Years beginning on or after March 1, 1998. For Plan Years beginning before that date, Clause 12.03(d) of the Prior Plan shall apply. [Clause 12.03(d) of the Prior Plan corresponds to Clause 12.04(d) of this restated Plan.]

     Section 20.09. Adoption of Plan by Affiliates. Section 16.01 regarding the adoption of the Plan by Affiliates is effective only for Plan Years beginning on or after March 1, 1998. For Plan Years beginning before that date, Section 16.01 of the Prior Plan applies. Appendix A hereto applies only to the period beginning June 22, 2001. This replaced an earlier Appendix A revised through March 1, 2001, which in turn replaced an earlier Appendix A revised through March 1, 2000, which in turn replaced an earlier Appendix A revised through March 1, 1999, which in turn replaced the original Appendix A dated March 1, 1998.

     Section 20.10. Profit Sharing Allocation. Section 7.04 respecting the allocation of Profit Sharing Contributions is effective only for Plan Years beginning on or after March 1, 2000. Clause 20.16(a) below, which sets forth
Section  7.04 as amended on March 1, 1996,  shall be  effective  in lieu Section
7.04 for Plan Years beginning on or after March 1, 1996 and prior to March 1, 2000. For Plan Years beginning before March 1, 1996, the provisions of the Prior Plan apply.

     Clause 20.10 (a). Participants Entitled to Share in Allocation of Profit Sharing Contributions. The Profit Sharing Contributions of the Employers on account of a Plan Year, and any forfeitures occurring during such Plan Year shall be allocated only among Participants who (i) received Compensation from the Employers during such Plan Year, (ii) completed one thousand (l,000) Hours of Service during such Plan Year [excluding any Hours of Service credited with respect to a period during which they were included (or would have been included had they not been on an Authorized Leave of Absence) in a recognized bargaining unit, subject to collective bargaining between their exclusive representative and one or more Employers, unless the collective bargaining agreement in effect for that period expressly provided for their inclusion as Participants in the Plan], and (iii) are Employees at the end of such Plan Year; provided, however, a Participant who is fully vested in his Accounts, or who will become fully vest in his Accounts during such Plan Year, and who is not an Employee at the end of such Plan Year solely by reason of his Termination of Employment due to death, shall be eligible to receive Profit Sharing Contributions and forfeiture allocations for such Plan Year, notwithstanding having failed to be an Employee at the end of such Plan Year; provided, further, with respect to any Plan Year in which, after application of the foregoing proviso, the exclusion of Participants who did not complete one thousand
     (1000) Hours of Service during such Plan Year would result in the Plan for such Plan Year meeting neither of the percentage tests set forth in Section 410(b)(1)(A) and (B) of the Internal Revenue Code, that certain Participants who completed at least five hundred (500) Hours of Service during such Plan Year, and who were not Highly Compensated Employees for such Plan Year, and who met each of the other requirements for sharing in the allocation for such Plan Year, shall be eligible to receive Profit Sharing Contributions for such Plan Year, notwithstanding their having completed fewer than one thousand (1,000) Hours of Service during such Plan Year, beginning with the one of such Participants who completed the most Hours of Service for such Plan Year, and continuing with each of such Participants having the next most Hours of Service during such Plan Year, until one of such percentage tests is met; provided, further, with respect to any Plan Year in which, after application of the foregoing provisos, the exclusion of Participants who are not Employees on the Ending Date of such Plan Year would result in the Plan for such Plan Year meeting neither of the percentage tests set forth in Section 410(b)(1)(A) and (B) of the Internal Revenue Code, that certain Participants who completed at least five hundred (500) Hours of Service during such Plan Year, and who were not Highly Compensated Employees for such Plan Year, and who received Compensation from the Employers during such Plan Year, shall be eligible to receive Profit Sharing Contributions for such Plan Year, notwithstanding their not having been Employees on the last day of such Plan Year, beginning with the one of such Participants with the latest date of Termination of Employment during such Plan Year and continuing with each of such Participants having the next latest dates of Termination of Employment during such Plan Year, until one of such percentage tests is met.

     Section 20.11. Vesting on Death,  Disability and Sale of Business.  Section
12.02 respecting vesting on death, disability or sale of a business, is effective only for Plan Years beginning on or after March 1, 2000. For Plan Years beginning before that date, Section 12.02 of the Prior Plan applies.

     Section 20.12. Cash-Out Distributions. For Plan Years prior to 1998, the cash-out limit is $3,500 instead of $5,000. For distributions made prior to October 17, 2000, the vested benefit to which such limit is applied is the highest vested benefit on the date of the distribution or on the date of any prior distribution. Thus, the amendments substituting $5,000 for $3,500 in the following provisions are effective as of March 1, 1999, and the $3,500 limit set forth in the corresponding provisions of the Prior Plan shall remain effective until December 31, 1998: Clause 11.02(a), Clause 11.07(a) and Clause 11.08(a). The amendments of the following provisions to eliminate or modify the look-back rule are effective as of October 17, 2000, and the provisions of the Prior Plan respecting such rule shall remain effective prior to that date: Clause 11.02(a), Clause 11.07(a) and Clause 11.08(a).

     Section 20.13. Minimum Distributions. With respect to distributions under the Plan made on or after March 1, 2001, the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under such Code section that were proposed on January 17, 2001 (the 2001 Proposed Regulations), notwithstanding any provision of the Plan to the contrary. The preceding sentence shall remain effective until the last calendar year beginning before the effective date of the final regulations under such Code section or such other date as may be published by the Internal Revenue Service.

     Section 20.14.  Direct  Rollovers To Other Plans. The provisions of Section
11.05 respecting Direct Rollovers only are effective for Plan Years beginning on or after March 1, 2002. Section 11.05 of the Prior Plan shall be effective in respect of Direct Rollovers made prior to March 1, 2001.

     Section 20.15. Transfers to Other Plans. The provisions of Section 11.10 respecting transfers to other plans of an Employer only shall be effective for Plan Years beginning on or after March 1, 2002.

     Section 20.16. Claims Procedures. The provisions of Article XIV respecting claims procedures only are effective for Plan Years beginning on or after March 1, 2002. Article XIV of the Prior Plan shall remain effective for Plan Years beginning prior to that date.

     Section 20.17. Approval by Internal Revenue Service. Notwithstanding anything herein to the contrary, if, pursuant to an application filed by or on behalf of the Plan, the Commissioner of Internal Revenue or his or her delegate shall determine that this restatement of the Plan does not qualify under Section 401 of the Internal Revenue Code or that the Trust does not qualify under
Section 501 of such Code, and such determination is not contested or, if contested, is finally upheld, then the Plan shall operate under the provisions of the Prior Plan as though it had not been amended and restated.

                                  ARTICLE XXI

                                  Certification

     The undersigned does hereby certify that he is President of Emmis Operating Company, and that the foregoing is a true and exact copy of the "Emmis Operating Company Profit Sharing Plan," as amended and restated pursuant to a resolution duly adopted by the Board of Directors of the Company on September 23, 2002.

         Dated:  September 23, 2002





                                                              ---------------
                                                              Jeffrey H. Smulyan

                             EMMIS OPERATING COMPANY
                               PROFIT SHARING PLAN

                                   APPENDIX A
                    (As Amended Effective September 23, 2002)

                   Adopting Employers As Of September 23, 2002



Emmis Operating Company                                    35-2141064
Emmis Radio Corporation                                    35-1705332
Emmis Television Broadcasting, L.P.                        35-2051031
Emmis Publishing, L.P.                                     35-2039702
Emmis Indiana Broadcasting, L.P.                           35-2039701
SJL of Kansas Corp.                                        48-0547582
Topeka Television Corporation                              43-0889210
Emmis International Broadcasting Corp. .                   35-2014974

                             EMMIS OPERATING COMPANY


                               PROFIT SHARING PLAN



                       (As Restated on September 23, 2002,
                         Effective as of March 1, 1997)





















                              BOSE McKINNEY & EVANS
                                Attorneys at Law
                            2700 First Indiana Plaza
                           135 N. Pennsylvania Street
                           Indianapolis, Indiana 46204

                                    PREAMBLE



     This document sets forth the Emmis Operating Company Profit Sharing Plan ("Plan"), as amended and restated on September 23, 2002, effective as of March 1, 1997. The Plan initially was adopted on December 8, 1986, effective as of March 1, 1986. The Plan was restated on June 30, 1988, effective as of March 1, 1986. The Plan again was restated on January 24, 1995, effective as of March 1, 1989. In order to secure the approval of the Plan by the Internal Revenue Service, the Plan again was restated on June 14, 1996, effective March 1, 1989. The Plan again was amended on March 1, 1996, effective as of March 1, 1996. It again was amended on March 1, 1998, effective as of specified dates on or after March 1, 1998. It again was amended on March 1, 2000, effective as of March 1, 2000. The Plan was amended and restated on February 27, 2002, effective as of March 1, 1997. The within restatement, also effective as of March 1, 1997, incorporates amendments requested by the Internal Revenue Service in connection with the application filed February 28, 2002, for a determination as to the Plan's continued qualified status. Effective June 22, 2001, sponsorship of the Plan was assumed by Emmis Operating Company, a wholly-owned subsidiary of Emmis Communications Corporation (previously known as Emmis Broadcasting Corporation), the previous sponsor. The February 27, 2002 restatement of the Plan changed the name of the Plan to "Emmis Operating Company Profit Sharing Plan" from "Emmis Broadcasting Corporation Profit Sharing Plan." The within restatement of the Plan incorporates the amendments requested by the Internal Revenue Service in connection with the application for determination of qualified status

                             EMMIS OPERATING COMPANY
                               PROFIT SHARING PLAN


                            General Table of Contents

                                     Article

   I.           Introduction
   II.          Definitions
   III.         Administration
   IV.          Top Heavy Plan Provisions
   V.           Eligibility and Participation
   VI.          Employer Contributions
   VII.         Allocation of Employer Contributions and Forfeitures
   VIII.        Limitation of Annual Additions
   IX.          Investment of Trust Fund
   X.           Accounting Provisions
   XI.          Benefits
   XII.         Forfeitures
   XIII.        Provisions Regarding Company Stock
   XIV.         Benefit Claims Procedure
   XV.          Spendthrift Provisions
   XVI.         Participation By Other Entities
   XVII.        Amendment of the Plan
   XVIII.       Discontinuance of Contributions to Plan or Termination of Plan
   XIX.         Miscellaneous
   XX.          Transitional Provisions
   XXI.         Certification


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                             EMMIS OPERATING COMPANY
                               PROFIT SHARING PLAN


                           Detailed Table of Contents



ARTICLE I Introduction.........................................................1

    Section 1.01.   Name.......................................................1

    Section 1.02.   Effective Date.............................................1

    Section 1.03.   Purpose....................................................1


ARTICLE II Definitions.........................................................1

    Section 2.01.   "Account"..................................................1

    Section 2.02.   "Affiliate"................................................1

    Section 2.03.   "Aggregate Account"........................................1

    Section 2.04.   "Aggregate Account Balance"................................1

    Section 2.05.   "Allocated Company Stock"..................................1

    Section 2.06.   "Allocation Account".......................................1

    Section 2.07.   "Anniversary Date".........................................2

    Section 2.08.   "Annual Additions."........................................2

    Section 2.09.   "Authorized Leave of Absence"..............................2

    Section 2.10.   "Basis Account"............................................2

    Section 2.11.   "Beneficiary"..............................................2

    Section 2.12.   "Committee"................................................2

    Section 2.13.   "Company"..................................................2

    Section 2.14.   "Company Stock"............................................2

    Section 2.15.   "Compensation".............................................2

    Section 2.16.   "Determination Date."......................................4

    Section 2.17.   "Direct Rollover"..........................................4

    Section 2.18.   "Early Retirement Date"....................................4
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    Section 2.19.   "Earned Income"............................................4

    Section 2.20.   "Employee".................................................4

    Section 2.21.   "Employer".................................................5

    Section 2.22.   "Employment Commencement Date".............................5

    Section 2.23.   "Ending Date"..............................................6

    Section 2.24.   "Entry Date"...............................................6

    Section 2.25.   "ERISA"....................................................6

    Section 2.26.   "5-Percent Owner"..........................................6

    Section 2.27.   "Forfeiture Break in Service"..............................6

    Section 2.28.   "Governing Body"...........................................6

    Section 2.28A.   "Highly Compensated Employee".............................6

    Section 2.29.   "Hour of Service"..........................................7

    Section 2.30.   "Initial Effective Date"...................................9

    Section 2.31.   "Internal Revenue Code"...................................10

    Section 2.32.   "Investment Account"......................................10

    Section 2.33.   "Key Employee."...........................................10

    Section 2.34.   "Minimum Contribution"....................................10

    Section 2.35.   "Normal Retirement Date"..................................10

    Section 2.36.   "One Year Break in Service"...............................10

    Section 2.37.   "Owner-Employee"..........................................10

    Section 2.38.   "Participant".............................................10

    Section 2.39.   "Partner".................................................10

    Section 2.40.   "Permissive Aggregation Group."...........................11

    Section 2.41.   "Plan"....................................................11

    Section 2.42.   "Plan Year"...............................................11

    Section 2.43.   "Prior Plan"..............................................11

    Section 2.44.   "Profit Sharing Contribution".............................11

    Section 2.45.   "Qualified Domestic Relations Order"......................11

    Section 2.46.   "Required Aggregation Group.".............................11

    Section 2.47.   "Required Beginning Date".................................11
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    Section 2.47A.  "Restoration Contribution"................................11

    Section 2.48.   "Retirement Date".........................................11

    Section 2.49.   "Stock Account"...........................................11

    Section 2.50.   "Termination of Employment"...............................12

    Section 2.51.   "Top Heavy Plan.".........................................12

    Section 2.52.   "Top Heavy Ratio."........................................12

    Section 2.53.   "Total and Permanent Disability"..........................12

    Section 2.54.   "Trust"...................................................12

    Section 2.55.   "Trust Agreement".........................................12

    Section 2.56.   "Trust Fund"..............................................12

    Section 2.57.   "Trustee".................................................12

    Section 2.58.   "Unallocated Company Stock"...............................12

    Section 2.59.   "Year of Service".........................................13


ARTICLE III Administration.....................................................1

    Section 3.01.   Appointment of Committee...................................1

    Section 3.02.   Name and Function of Committee.............................1

    Section 3.03.   Responsibilities of Committee..............................1

    Section 3.04.   Powers of Committee........................................1

    Section 3.05.   Organization and Operation of Committee....................2

    Section 3.06.   Discretionary Acts.........................................2

    Section 3.07.   Allocation and Delegation of Committee Responsibilities....2

    Section 3.08.   Retention of Consultants...................................2

    Section 3.09.   Indemnification of Members of Committee....................2


ARTICLE IV Top Heavy Plan Provisions...........................................1

    Section 4.01.   Top Heavy Plan Requirements................................1

    Section 4.02.   Top Heavy Definitions......................................1
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ARTICLE V Eligibility and Participation........................................1

    Section 5.01.   Eligibility................................................1

    Section 5.02.   Period of Participation....................................1

    Section 5.03.   "Year of Service" Defined..................................1

    Section 5.04.   Breaks in Service..........................................1

    Section 5.05.   Former Participants........................................2


ARTICLE VI Employer Contributions..............................................1

    Section 6.01.   Determination of Contributions.............................1

    Section 6.02.   Minimum Contributions......................................1

    Section 6.03.   Time and Manner of Payment of Contributions................2

    Section 6.04.   Deductibility..............................................3

    Section 6.05.   Return of Employer Contributions Under
                        Special Circumstances..................................3

    Section 6.06.   Payment of Administrative Expenses.........................3

    Section 6.07.   Correction of Mistakes Concerning Omissions
                        and Under-Allocations..................................3

    Section 6.08.   Correction of Mistakes Concerning Inclusion
                        of Ineligible Employees................................4

    Section 6.09.   Correction of Other Mistakes...............................4

    Section 6.10.   Restoration Contributions Following Military Service.......4


ARTICLE VII Allocation of Employer.............................................1

    Section 7.01.   Joint Allocations..........................................1

    Section 7.02.   Time of Allocation.........................................1

    Section 7.03.   Allocation of Minimum and Restoration Contributions........1

    Section 7.04.   Participants Entitled to Share in Allocation of
                        Profit Sharing Contributions...........................1

    Section 7.05.   Allocation of Profit Sharing Contributions.................2

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ARTICLE VIII Limitation of Annual Additions....................................1

    Section 8.01.   Reference to Code and Regulations..........................1

    Section 8.02.   Limits on Annual Additions.................................1

    Section 8.03.   Definition of "Annual Additions"...........................1

    Section 8.04.   [Reserved].................................................2

    Section 8.05.   Related Defined Benefit Plans..............................2

    Section 8.06.   Correction of Excess Caused by this Plan...................3

    Section 8.07.   Correction of Excess Caused Partly by Other Plans..........3


ARTICLE IX Investment of Trust Fund............................................1

    Section 9.01.   Administration of Trust Fund...............................1

    Section 9.02.   Responsibilities of Trustee................................1

    Section 9.03.   Funding Policy.............................................1

    Section 9.04.   Investments................................................1

    Section 9.05.   Insider Transactions Affecting the Trust Fund..............1


ARTICLE X Accounting Provisions................................................1

    Section 10.01.  Participant Accounts.......................................1

    Section 10.02.  Allocation Account.........................................1

    Section 10.03.  Commingled Funds...........................................1

    Section 10.04.  Accounting With Respect to Transactions in Company Stock...2

    Section 10.05.  Annual Adjustment of Stock Accounts........................2

    Section 10.06.  Basis Accounts.............................................4

    Section 10.07.  Annual Evaluation of Funds.................................4

    Section 10.08.  Annual Adjustment of Participants' Investment Accounts.....5

    Section 10.09.  Individual Statement.......................................7

    Section 10.10.  Accounting Procedures......................................7

    Section 10.11.  Litigation Costs...........................................7
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ARTICLE XI Benefits............................................................1

    Section 11.01.   Form of Benefit...........................................1

    Section 11.02.   Time of Distribution......................................1

    Section 11.03.   Amount of Distribution....................................3

    Section 11.04.   Distributions to Minors and Disabled Persons..............3

    Section 11.05.   Direct Rollovers..........................................3

    Section 11.06.   Benefits on Death.........................................4

    Section 11.07.   Distributions Under Domestic Relations Orders.............6

    Section 11.08.   Notification..............................................7

    Section 11.09.   Special Situations........................................8

    Section 11.10.   Elective Transfers To Other Plans of Employer.............8


ARTICLE XII Forfeitures........................................................1

    Section 12.01.  Full Vesting at Retirement Date............................1

    Section 12.02.  Full Vesting on Death, Disability or Sale of Business......1

    Section 12.03.  Vesting After Reorganization...............................1

    Section 12.04.  Vesting....................................................2

    Section 12.05.  Forfeiture of Non-Vested Amount............................4

    Section 12.06.  Restoration of Forfeiture upon Rehire......................5


ARTICLE XIII Provisions Regarding Company Stock................................1

    Section 13.01.  Voting of Company Stock....................................1

    Section 13.02.  Response to Tender Offer or Proposed Merger or Acquisition.1


ARTICLE XIV Benefit Claims Procedure...........................................1

    Section 14.01.  Claims Procedures..........................................1

    Section 14.02.  Claims for Benefits........................................1

    Section 14.03.  Denial of Claims...........................................1

    Section 14.04.  Review Panel...............................................1
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    Section 14.05.  Request for Review of Denial...............................2

    Section 14.06.  Decision on Review of Denial...............................2

    Section 14.07.  Exhaustion of Administrative Remedies......................2


ARTICLE XV Spendthrift Provisions..............................................1

    Section 15.01.  Inalienability of Benefits.................................1

    Section 15.02.  Application of Benefits In Event Of Attempted Alienation...1

    Section 15.03.  Payment of Benefits into Court.............................1


ARTICLE XVI Participation By Other Entities....................................1

    Section 16.01.  Adoption...................................................1

    Section 16.02.  Withdrawal.................................................1

    Section 16.03.  Segregation of Trust Assets Upon Withdrawal................1

    Section 16.04.  Exclusive Benefit of Participants..........................1

    Section 16.05.  Applicability of Withdrawal Provisions.....................1


ARTICLE XVII Amendment of the Plan.............................................1

    Section 17.01.  Right to Amend.............................................1

    Section 17.02.  Effective Date of Amendments...............................1

    Section 17.03.  Vesting Schedule Amendments................................1

    Section 17.04.  Protected Benefits.........................................2


ARTICLE XVIII Discontinuance of Contributions..................................1

    Section 18.01.  Right to Terminate Plan....................................1

    Section 18.02.  Discontinuance of Contributions............................1

    Section 18.03.  Termination of Plan and Trust..............................1

    Section 18.04.  Rights to Benefits Upon Termination of Plan or
                        Complete Discontinuance of Contributions...............1

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ARTICLE XIX Miscellaneous......................................................1

    Section 19.01.  Successor Employers........................................1

    Section 19.02.  Merger or Consolidation....................................1

    Section 19.03.  Status of Employment Relations.............................1

    Section 19.04.  Employment Rights Under USERRA.............................1

    Section 19.05.  Benefits Payable by Trust..................................2

    Section 19.06.  Exclusive Benefit..........................................3

    Section 19.07.  Applicable Law.............................................3

    Section 19.08.  Interpretation of Plan and Trust...........................3


ARTICLE XX Transitional Provisions.............................................1

    Section 20.01.  Assumption of Plan by Emmis Operating Company..............1

    Section 20.02.  Eligibility................................................1

    Section 20.03.  Reemployment Following Qualified Military Service..........1

    Section 20.04.  Compensation Limit.........................................2

    Section 20.05.  Compensation...............................................2

    Section 20.06.  Definition of Employee.....................................2

    Section 20.07.  Service With Other Entities................................2

    Section 20.08.  Determination of Years of Service for Vesting..............2

    Section 20.09.  Adoption of Plan by Affiliates.............................2

    Section 20.10.  Profit Sharing Allocation..................................3

    Section 20.11.  Vesting on Death, Disability and Sale of Business..........4

    Section 20.12.  Cash-Out Distributions.....................................4

    Section 20.13.  Minimum Distributions......................................4

    Section 20.14.  Direct Rollovers To Other Plans............................4

    Section 20.15.  Transfers to Other Plans...................................4

    Section 20.16.  Claims Procedures..........................................5

    Section 20.17.  Approval by Internal Revenue Service.......................5

ARTICLE XXI Certification......................................................6